FS SERIES TRUST PROSPECTUS

Series	Class	Ticker Symbol
FS Multi-Strategy Alternatives Fund	Class A	FSMMX
	Class I	FSMSX
FS Managed Futures Fund	Class A	FMFFX
	Class I	FMGFX
FS Alternative Income Opportunities Fund	Class A	ALTTX
	Class I	ALTIX
FS Real Asset Fund	Class A	FARLX
	Class I	FSRLX
FS Long/Short Equity Fund	Class A	FSYAX
	Class I	FSYIX
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is April 30, 2021

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FUND SUMMARY
FS Multi-Strategy Alternatives Fund
Class A: FSMMX
Class I: FSMSX
INVESTMENT OBJECTIVE
FS Multi-Strategy Alternatives Fund (the “Fund”) seeks to provide shareholders with positive absolute returns over a complete market cycle.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A Shares, you may qualify for sales charge discounts if you invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Shareholder’s Guide — Purchases” section on page 118 of the Fund’s statutory Prospectus and in the “Shares of the Trust — Purchases” section on page 78 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)

	Class I	Class A
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load)	None	None
Annual Fund Operating Expenses(1)
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A
Management Fees	1.25%	1.25%
Distribution and/or Service (12b‑1) Fees	0.00%	0.25%
Other Expenses Not Including Dividend or Interest Expense	1.26%	1.26%
Dividend and Interest Expense(2)	0.66%	0.66%
Total Other Expenses(3)	1.92%	1.92%

Total Annual Fund Operating Expenses	3.17%	3.42%
Expense Reductions(4)	1.01%	1.01%

Total Annual Fund Operating Expenses after Expense Reductions	2.16%	2.41%

(1)	The expense information has been restated to reflect current fees.
(2)	Dividend and Interest Expense includes dividend expense on short sales of 0.24% and interest, commitment fees and other borrowing costs of 0.42%.
(3)
The costs of investing in swaps are estimated to be between approximately 0.20% to 0.50% of the Fund’s average daily net assets. Such costs are indirect expenses of the Fund that are variable in nature and are not included in the fee table or expense example.

(4)
The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to not more than 0.25 percent of the average daily net assets for the Fund until at least April 30, 2022. The Fund may terminate the Expense Limitation Agreement at any time. The Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver after the Adviser bears the expense, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver and reimbursement or recoupment.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Expense Reductions in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If shares are redeemed
	1 Year	3 Years	5 Years	10 years
Class A	$805	$1,477	$2,170	$4,001
Class I	$219	$883	$1,572	$3,406
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the year ended December 31, 2020, the Fund’s portfolio turnover rate was 244%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by actively allocating its assets across a broad spectrum of alternative investment strategies. The Fund will seek to provide exposure to alternative strategies with low correlation to equity and fixed income markets, which can enhance portfolio diversification. The strategy will be implemented through a rigorous quantitative and qualitative process intended to select high quality Underlying Managers and Alternative Beta Strategies (each as defined below).
FS Fund Advisor, LLC (“FS” or the “Adviser”) typically allocates the assets of the Fund among a number of (i) asset managers (the “Underlying Managers”) that directly manage a portion of Fund assets in alternative investment strategies, and (ii) alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the “beta” portion — or market-related portion — of the returns of particular investment strategies (“Alternative Beta Strategies”). The Adviser may also manage all or a portion of the Fund’s assets directly. The Underlying Managers are sub‑advisers to the Fund. The Fund invests in Alternative Beta Strategies by entering into a total return swap (or similar instrument or other arrangement) with an Alternative Beta Provider, a financial institution. Alternative Beta Providers are swap (or similar instrument) counterparties, not sub‑advisers. The strategies employed by the Underlying Managers and Alternative Beta Providers are collectively referred to in this Prospectus as “Alternative Investment Strategies.”
The Adviser, with the assistance of the Fund’s primary sub‑adviser, Wilshire Associates Incorporated (“Wilshire”), determines the allocation of the Fund’s assets. The Adviser is ultimately responsible for selecting the Alternative Investment Strategies, for identifying and retaining Underlying Managers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Alternative Investment Strategy. The Adviser may adjust allocations from time to time among Alternative Investment Strategies based on its assessment of market conditions and/or other factors.
The Adviser, from time to time, may also choose not to allocate to certain Alternative Investment Strategies and there may be lengthy periods of time when there is no allocation to particular Alternative Investment Strategies, Underlying Managers or other strategies described in this Prospectus. Each Underlying Manager is responsible for the day‑to‑day management of the Fund’s assets that the Adviser allocates to it.
The Adviser has entered into sub‑advisory agreements with, and may allocate the Fund’s assets to, the following Underlying Managers:

Underlying Manager	Strategy
Chilton Investment Company, LLC (“Chilton”)	Equity Long/Short
Chilton pursues a long/short equity strategy focused on high-quality companies with strong business models and growth potential at reasonable valuations.

MidOcean Credit Fund Management, L.P. (“MidOcean Credit Partners”)	Credit Long/Short
MidOcean implements an event-driven long/short credit strategy which seeks to capture current income and growth from three primary pockets of inefficiencies in the credit market: callable bonds, short-dated credit and crossover credit.

Crabel Capital Management, LLC (“Crabel”)	Systematic Trading
Crabel specializes in the systematic, automated trading of worldwide futures and foreign exchange designed to capture market anomalies implemented through a technologically advanced, low latency infrastructure to deliver uncorrelated return.
The investment strategy for each Underlying Manager listed above is its principal investment strategy, but the Underlying Managers may also implement other investment strategies in the portion of assets assigned to them.
As noted above, the Fund’s primary sub‑adviser, Wilshire, assists the Adviser by evaluating and recommending Alternative Investment Strategies to the Adviser for use by the Fund. In addition, Wilshire provides recommendations to the Adviser for allocating and reallocating Fund assets among the Underlying Managers and Alternative Beta Providers and may also provide the Adviser with advice on investment decisions and underlying positions. However, Wilshire does not have discretionary authority with respect to the investment of the Fund’s assets.
In conjunction with recommending Alternative Investment Strategies to the Fund, Wilshire performs due diligence on prospective Underlying Managers. In evaluating Underlying Managers and their strategies, Wilshire employs a due diligence process that includes both qualitative and quantitative analysis, including a proprietary six‑step qualitative manager review process that analyzes factors including organization and team, portfolio construction, investment process and risk management. Wilshire’s recommendations to the Adviser regarding investments and asset allocation are guided by portfolio construction techniques and are designed to maximize perceived opportunity sets and minimize unintended risks. Wilshire’s team takes a multi-faceted approach, focusing on expected return, expected risk, market dependency, diversification benefits, potential downside and other factors.
Wilshire monitors risk with respect to each Underlying Manager, Alternative Beta Provider, Alternative Investment Strategy and the Fund overall through a comprehensive assessment of risk factors, market sensitivities and exposures. Complementing Wilshire’s review process, the Adviser performs its own due diligence, which may include reviews of the performance, personnel, compliance history, and infrastructure of current and prospective Underlying Managers.

The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers.
Principal Strategies — Underlying Managers
The Adviser, based on recommendations from Wilshire, may determine to allocate the Fund’s assets to Underlying Managers employing all or a subset of the non‑traditional and alternative strategies described below at any one time, and may change those allocations from time to time in its sole discretion. The Adviser may also direct an Underlying Manager to reduce or omit its investment in certain assets or asset classes in an effort to achieve its desired combination of the Fund’s strategies. In the future, Underlying Managers may employ other strategies not described herein.

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“Equity Long/Short” strategies seek to generate positive absolute returns by long and short investing, based on fundamental evaluations, research and various analytical measurements (e.g., statistical, technical or other factors), in equity and equity-related investments.

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“Relative Value” strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index). Relative Value opportunities generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer.

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“Global Macro” strategies seek to analyze macroeconomic variables to forecast future moves in global asset prices. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and investments.

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“Event Driven” strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Event Driven investing involves taking a view on the likelihood and potential outcome of certain types of corporate events, including business combinations, recapitalizations, restructurings, management changes, andother situations, and taking a long and/or short position in the company’s equity and/or debt securities.

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“Credit Long/Short” strategies seek to deliver growth and income based returns through long/short credit investing. Credit Long/Short managers seek to maintain diversified exposure and adjust portfolio weightings based on opportunity. They generally employ a bottom‑up credit analysis and a value approach in selecting investments.

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“Systematic Trading” strategies seek to produce total return by long and short investing across global fixed income, equity, currency and commodity markets. Systematic Trading managers may employ various investment styles. Some Tactical Trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical Trading managers typically have no bias towards long, short or neutral holdings.

Principal Strategies — Alternative Beta Strategies
Alternative Beta Providers provide the Fund exposure to Alternative Beta Strategies. Alternative Beta Strategies, sometimes referred to as risk premia strategies, seek to generate returns through particular investments in the broader securities markets that are designed to give exposure to independent risk factors, such as price momentum, size risk, commodity carry risk, and currency carry risk. These strategies call for investments in securities possessing one or more attributes that have historically been associated with, or are otherwise believed to offer, attractive investor returns as a result of their exposure to a particular risk factor. In general, Alternative Beta Strategies, while dependent on market movements for success, are expected to have relatively low correlation to broader market movements.

The Adviser, with assistance from Wilshire, evaluates the actual and potential performance of Alternative Beta Strategies on a risk-adjusted basis. The Adviser will generally seek to allocate capital to Alternative Beta Strategies that offer attractive returns relative to the level of volatility in their investment results. In making investment decisions, the Adviser (and Wilshire, in making recommendations) will consider both the volatility of investment results associated with particular Alternative Beta Strategies and the effect of individual Alternative Beta Strategies on the risk-return profile of the Fund as a whole. The Fund may strategically allocate capital to relatively high-risk strategies if those strategies have the potential to generate correspondingly high returns or otherwise have a positive impact on the risk-return profile of the Fund as a whole.
Alternative Beta Providers may pursue a wide range of investment approaches, including strategies that seek to replicate key investment characteristics of the strategies described under “Principal Strategies — Underlying Managers” above. Alternative Beta Strategies may also include, without limitation:

•
Value Strategies: Value strategies seek to take advantage of instruments that have low valuations. These strategies can be deployed to identify exposures to buy and/or sell in a either a directional or relative value manner.

•
Carry Strategies: Carry strategies seek to capture the tendency of higher-yielding assets to provide higher returns than lower-yielding assets. An asset’s “carry” is defined as its return assuming that market conditions stay the same, meaning that carry is the income earned if the asset’s price remains constant over the holding period. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

•
Curve Strategies: Curve strategies seek to benefit from structural inefficiencies often present in rate and commodity future yield curves. Different points on these curves can be impacted by excessive demand or supply stemming from structural flows from different market participants such as hedgers, producers, borrowers or lenders. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

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Trend/Momentum Strategies: Momentum strategies seek to benefit from the historical tendency of assets’ recent relative performance to continue, typically focusing on investments that have performed relatively well over those that have underperformed. Trend strategies are effectively aggregations of momentum strategies, taking long positions in markets with recent positive returns and short positions in those with recent negative returns. The persistence in price trends has delivered excess returns over time, including and during some abnormal market conditions. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

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Mean Reversion Strategies: Mean reversion investment strategies seek to benefit from the tendency of securities prices to exhibit mean-reverting behavior in a somewhat predictable fashion over specific time periods. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

•	Equity Risk Premia / Alternative Beta Strategies:

•
Low Beta: Low‑Beta strategies aim to benefit from the tendency of low‑beta stocks to outperform high-beta stocks on a risk-adjusted basis (where “beta” refers to a security’s sensitivity to broader market movements). Investors that have the ability to take long positions only or are subject to constraints on their use of leverage may prefer high-beta stocks, which provides an opportunity for low‑beta stocks to outperform on a relative basis.

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Size: Size‑based strategies seek to take advantage of the tendency of smaller companies to outperform larger companies on a risk-adjusted basis. This may be due to the fact that smaller companies may be viewed as less transparent and less liquid, and may be avoided by some investors.

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Value: Value-based equity strategies seek to take advantage of stocks that may be perceived as risky. Value stocks may be discounted by more than is justified, as investors often overestimate their riskiness, potentially positioning these stocks to outperform on a risk-adjusted basis.

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Quality: Quality equity strategies seek to benefit from the tendency of stocks of companies with strong balance sheets to outperform at times when market sentiment favors companies with strong fundamentals. Investors may tend to underestimate this outperformance, potentially allowing Alternative Beta Strategies to obtain high-quality stocks at attractive prices under certain market conditions.

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Momentum: Momentum equity strategies aim to take advantage of the tendency for strong relative performers to continue to outperform for certain periods of time. One explanation is that some investors react more slowly to new information, creating a “first-mover” advantage.

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Thematic Strategies: Strategies can be employed to express views on market themes (i.e., macro, political, structural, regulatory) that are expected to influence the absolute or relative price change of individual securities and/or indices.

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Volatility Strategies: Volatility strategies seek to capture returns from market participants’ tendency to overpay for volatility protection. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or market participants’ willingness to pay for protection against losses when volatility suddenly increases. This strategy can be carried out in many asset classes, such as equities, foreign currencies, and rates.

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Congestion Strategies and Similar Strategies: Congestion strategies seek to monetize structural inefficiencies around indices or other market participants adjusting their positions in a somewhat predictable fashion. For example, many benchmark bond indices rebalance on the last business day of each month. The rebalancing involves bringing new issuances during the month into the index, which leads to buying pressure at month‑end from asset managers that seek to track the index. This process has historically resulted in a persistent bullish market phenomenon at month‑end. Congestion strategies seek to benefit from this phenomenon. Similar Alternative Beta Strategies may also include other strategies that seek to benefit from other structural market phenomena, such has those involving extension of fixed income instruments.

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Opportunistic, Hedge and Other Strategies: These strategies aim to provide systematic trading methods to capture a perceived or desired risk-adjusted return profile. Certain strategies may use entry or timing mechanisms, while others may exploit more obscure and hard‑to‑extract risk premia such as strategies that seek to benefit from equity index dispersion (the variance in performance of securities within an index).

In sum, the Alternative Beta Strategies seek to capitalize upon investment opportunities present in markets by employing a systematic, rules-based approach. As discussed above, such opportunities may arise from, among other sources, market inefficiencies or investor behavioral biases.
The Adviser may use Alternative Beta Strategies for longer-term investments, as well as for tactical purposes, including temporary positions pending placement of capital, as a hedge on the Fund’s overall portfolio, and/or for investing the Fund’s excess cash.
The Adviser will make determinations regarding whether a particular strategy is most efficiently expressed through an Underlying Manager or an Alternative Beta Provider in its discretion on a case‑by‑case basis.
Principal Strategies — General
The Adviser may allocate up to 100% of the assets of the Fund among one or more Alternative Beta Providers that offer the Fund exposure to the returns of rules-based Alternative Investment Strategies that seek to achieve the Fund’s objective. An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset. In a typical total return swap (or similar instrument) transaction with an Alternative Beta Provider, the Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers. In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.
The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve, low beta, value and volatility premium and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly.
The Fund’s portfolio may include, without limitation: (i) equity securities, including common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts (“REITs”), pooled investment vehicles, including other investment companies, such as exchange-traded funds (“ETFs”), exchange-traded vehicles (“ETVs”) and partnership interests; (ii) fixed income and/or floating rate securities, including debt issued by companies, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities and political subdivisions, covered bonds, notes, debentures, debt participations, convertible bonds, non‑investment grade securities (commonly known as “junk bonds”), bank loans (including senior secured loans) and other direct indebtedness and exchange-traded notes (“ETNs”); (iii) mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to‑be announced (“TBA”) securities and custodial receipts; and (iv) currencies. The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, currency, maturity or credit rating.
The Fund’s investments may include U.S. securities and non‑U.S. securities (including emerging market securities), including securities denominated in a currency other than the U.S. dollar.
The Fund may use derivatives for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes (although the Fund is not required to hedge any of its positions or to use derivatives). The Fund’s derivative investments may include, without limitation: (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non‑deliverable forwards; and (v) other instruments, including structured securities and contracts for differences (“CFDs”) (collectively, “Financial Instruments”). As a result of the Fund’s use of Financial Instruments or as an investment strategy, the Fund may also hold significant amounts of U.S. Treasury Bills or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund may obtain investment leverage through the use of Financial Instruments or other means. As a result, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.
The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. The Fund may implement short positions through short sales of any instrument (including ETFs) that the Fund may purchase for investment or by using options, swaps, futures, forwards and other Financial Instruments. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset that it does not currently own at a specified price and time in the future. This gives the Fund a short position with respect to that asset.

The Fund may make investments through one or more subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) and may invest up to 25% of its total assets in the Subsidiaries. Generally, each Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in each Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, each Subsidiary may invest without limitation in commodity-linked derivative instruments, however, each Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and each Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of each Subsidiary, each Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, each Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors.
Up to 15 percent of the Fund’s net assets may be invested in illiquid investments, which may include privately placed securities that may only be resold in reliance on Rule 144A under the Securities Act of 1933.
Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Underlying Managers and/or Alternative Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. Please refer to the “Additional Information about the Fund — Additional Risks” section in the Fund’s statutory Prospectus for additional information. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.
Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.
Derivatives Risk
The Fund may invest in Financial Instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the Financial Instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of Financial Instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial Instruments used for hedging purposes may not hedge risks as expected, and Financial Instruments used for non‑hedging purposes may not provide the anticipated investment exposure. Financial Instruments may be highly illiquid, and the Fund may not be able to close out or sell a Financial Instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial Instruments also may be subject to interest rate risk, currency risk and counterparty risk.

Equity Risk
The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.
Market Risk
Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.
Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Counterparty Risk
The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Credit/Default Risk
An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Event-Driven Trading Risk
The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.
Foreign Investments and Emerging Markets Risk
The Fund may invest in the securities of non‑U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.
Interest Rate Risk
Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Wilshire. There may be less governmental action in the future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.
Market Capitalization Risk (Small-, Mid‑ and Large‑Cap Stocks Risk)
To the extent the Fund emphasizes small-, mid‑, or large‑cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Small- or mid‑cap capitalization stocks may be more volatile and more affected by sector or market events than larger-capitalization stocks.
Model and Technology Risk
The Adviser, Underlying Managers, and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.
Multi-Manager and Allocation Risk
The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability, based on recommendations from Wilshire, to select Underlying Managers, Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets, based on recommendations from Wilshire, to those Underlying Managers and Alternative Beta Providers. The Fund’s Underlying Managers and/or Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund. In addition, some Underlying Managers may have little or no experience managing assets for an open‑end fund, which is different from the hedge funds and similar vehicles with which most Underlying Managers have expertise.
Non‑Investment Grade Fixed Income Securities Risk
Non‑investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.
Short Sales Risk
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Arbitrage Strategies Risk
The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.
Commodities Risk
To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of certain commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
Currency Risk
The Fund’s returns may be adversely impacted by changes in currency exchange rates.
Hedging Transactions Risk
The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
High Portfolio Turnover Risk
Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.
Highly Leveraged Transactions Risk
The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Investment Style Risk
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non‑traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Risks also exist that Underlying Managers may fail to fully adhere to stated or agreed-upon investment strategies and goals. An Underlying Manager may make certain changes to the strategies that the manager has previously used, may not use such strategies at all, may use additional strategies or may lose a license permitting the use of a proprietary model. Such changes may not be fully disclosed to the Fund’s Board of Trustees or the Adviser. As a result, the Fund’s portfolio could correlate with broader securities markets more closely than anticipated, or may otherwise fail to achieve desired performance.
Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non‑traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
New Fund Risk
The Fund has a limited operating history. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Rule 144A and Other Exempted Securities Risk
The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk.
Valuation Risk
The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.
Leverage Risk
Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, Financial Instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.
Cyber Security and Operational Risk
The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.
Issuer Risk
An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.
Liquidity Risk
Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.
Non‑Diversification Risk
The Fund is classified as a “non‑diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Regulatory Risk
Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Structured Products and Structured Notes Risk
A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
Tax Risk
In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Activist Strategies Risk
The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.
Convertible Securities Risk
If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.
Exchange-Traded Product Risk
The Fund may invest in long (or short) positions in ETFs, ETVs and ETNs (collectively with ETFs and ETVs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions, thereby reducing any diversification benefits.
Fixed Income Risk
The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, Securities and Exchange Commission (“SEC”) rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Limited Capacity Risk
Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.

Mortgage-Backed and Other Asset-Backed Risk
Mortgage-backed and other asset-based securities are subject to risks associated with credit/default risk, interest rate risk, and prepayment risk, as well as the risk of declining values of underlying collateral assets. Small movements in interest rates may dramatically affect the value of certain mortgage- and asset-backed securities.
Preferred Stock Risk
Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Prepayment Risk
The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.
U.S. Government Securities Risk
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.
Custody Risk
The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Subsidiary Risk
By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to continue to operate as it does currently and could adversely affect the Fund.
Swap Agreements Risk
In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
As with any fund, there is no guarantee that the Fund will achieve its investment objective.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE INFORMATION
The Fund commenced operations on May 16, 2017. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of two broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors that are tax‑exempt or hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class I only. After‑tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1‑877‑628‑8575 or by visiting the Fund’s website at www.fsinvestments.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter: Q1 2019: +4.42% Worst Quarter: Q1 2020 = -5.56%	Average Annual Total Returns Periods Ending December 31, 2020	1 Year	Annualized Since Inception
	CLASS I
	Return Before Taxes	-3.65%	0.48%
	Return After Taxes on Distributions	-3.93%	0.11%
	Return After Taxes on Distributions and Sale of Fund Shares	-3.05%	0.23%
	BofAML US 3 Month T-Bill	0.67%	1.51%
	HFRX Global Hedge Fund Index	6.81%	3.17%
	CLASS A
	Return Before Taxes	-9.48%	-1.37%
	BofAML US 3 Month T-Bill	0.67%	1.51%
	HFRX Global Hedge Fund Index	6.81%	3.17%

The BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies.

MANAGEMENT
Investment Adviser: FS Fund Advisor, LLC
Primary Sub‑Adviser: Wilshire is the primary sub‑adviser to the Fund. In this role, Wilshire evaluates and recommends strategies and Underlying Managers, Alternative Beta Providers, and Alternative Investment Strategies to the Adviser for use by the Fund and provides recommendations to the Adviser for allocating and reallocating Fund assets among the Underlying Managers and/or Alternative Beta Providers. Wilshire may also provide the Adviser with non‑discretionary advice on investment decisions and underlying positions.
Underlying Managers: As of the date of this prospectus, Chilton and MidOcean Credit Partners and Crabel are the Underlying Managers (and sub‑advisers) for the Fund.
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Kelly	2017	President & Chief Investment Officer, FS Investments
Scott Burr	2017	Investment Management Portfolio Manager, FS Investments
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1‑877‑628‑8575 or by mail at 201 Rouse Boulevard, Philadelphia, PA 19112.
The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investment	$100	$0
The Fund, the Adviser, or the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), may waive the investment minimum requirements for any share class from time to time in their sole discretion. Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact the Fund, your financial intermediary or retirement plan for further information.
TAX INFORMATION
The Fund’s distributions are generally taxable to you at ordinary income or capital gain tax rates, or the rates applicable to Section 199A dividends, unless you are exempt from income tax or investing through an IRA, 401(k) plan, or other tax‑advantaged arrangement. Any withdrawals made from such a tax‑advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Class A Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY
FS Managed Futures Fund
Class A: FMFFX
Class I: FMGFX
INVESTMENT OBJECTIVE
FS Managed Futures Fund (the “Fund”) seeks to provide positive absolute returns with low correlation to traditional investments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A Shares, you may qualify for sales charge discounts if you invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Shareholder’s Guide — Purchases” section on page 118 of the Fund’s statutory Prospectus and in the “Shares of the Trust — Purchases” section on page 78 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)

	Class I	Class A
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A
Management Fees	1.15%	1.15%
Distribution and/or Service (12b‑1) Fees	0.00%	0.25%
Other Expenses(1)	12.88%	12.88%

Total Annual Fund Operating Expenses	14.03%	14.28%
Expense Reductions(2)(3)	12.63%	12.63%

Total Annual Fund Operating Expenses after Expense Reductions	1.40%	1.65%

(1)
The costs of investing in swaps are estimated to be between approximately 0.20% to 0.50% of the Fund’s average daily net assets. Such costs are indirect expenses of the Fund that are variable in nature and are not included in the fee table or expense example.

(2)
The Adviser (as defined below) has contractually agreed to waive its management fee until June 30, 2021. The Adviser’s contractual management fee, without giving effect to this waiver, is equal to 1.15 percent of the Fund’s average daily net assets.

(3)
The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to not more than 0.25 percent of the average daily net assets for the Fund until at least April 30, 2022. The Fund may terminate the Expense Limitation Agreement at any time. The Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver and reimbursement or recoupment.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Expense Reductions in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If shares are redeemed
	1 Year	3 Years	5 Years	10 years
Class A	$733	$3,263	$5,345	$9,077
Class I	$143	$2,793	$4,986	$8,955
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the year ended December 31, 2020, the Fund’s portfolio turnover rate was 0%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by allocating its assets across a broad spectrum of Alternative Investment Strategies (as defined below). The Fund may provide exposure to alternative strategies across the five major asset classes (commodities, currencies, fixed income, equities and credit). The strategy will normally be implemented through rules-based strategies that typically use historical price data to determine whether to take a long, short, or cash position in a given instrument. A rules-based strategy is a methodology based on a systematic approach. Principal strategies include “momentum/trend” based strategies that buy and sell securities in the same direction as the historical price movement and “counter-trend/mean reversion” based strategies that buy and sell securities in the opposite direction as the historical price movement. Other alternative strategies that do not rely on historical prices may also be utilized to enhance return.
FS Fund Advisor, LLC (“FS” or the “Adviser”) expects to allocate up to 100% of the assets of the Fund among one or more alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the returns of particular investment strategies (“Alternative Beta Strategies”). An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset. In a typical total return swap (or similar instrument) transaction with an Alternative Beta Provider, the Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers are swap (or similar instrument) counterparties, not sub‑advisers. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers. The strategies employed by the use of Alternative Beta Providers are referred to in this Prospectus as “Alternative Investment Strategies.” In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.

The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve, low beta, value and volatility premium and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly. Generally, the Fund gains exposure to asset classes by investing in derivative instruments, including structured notes, futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, equity index futures and equity swaps; bond futures and swaps; interest rate futures and swaps; commodity futures, forwards and swaps; and currencies and currency futures and forwards.The Adviser generally expects that the Fund’s performance will have a low correlation to the long-term performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods. The Fund will not gain investment exposure to the commodities markets directly, but may do so indirectly through structured investments or in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non‑hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund may purchase or sell foreign currencies through the use of forward contracts based on the Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Fund seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies.
There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded notes (“ETNs”) through which the Fund can participate in the performance of one or more instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund’s strategies typically use quantitative measurements of historical prices to determine long, short, or neutral positioning. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in an instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all five major asset classes (commodities, currencies, fixed income, equities and credit), but at any one time the Fund may allocate to one or two of the asset classes or a limited number of exposures within an asset class. Credit indices that deliver both investment grade and high yield exposure (such as CDX IG, CDX HY, iTraxx Main, and iTraxx Crossover) may be used, but individual, single-name credit exposure will not be utilized. The duration of these indices will range from 3 years to 10 years. Government bond futures will also be utilized, with durations ranging from 3 months to 30 years. Equity indices and single name equity securities may be utilized. Individual securities are expected to have a market capitalization greater than $500 million.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at a time. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For more information on these and other risk factors, please see the “Additional Description of the Principal Risks of the Funds” section of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).

A significant portion of the assets of the Fund (up to 100%) may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities,
U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings may serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, otheropen‑end or closed‑end investment companies, exchange-traded funds (ETFs), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may also invest in privately placed and other securities or instruments exempt from Securities and Exchange Commission (“SEC”) registration (collectively, “private placements”).
The Fund intends to make investments through one or more offshore, wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) and may invest up to 25% of its total assets in the Subsidiaries. Generally, each Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in each Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, each Subsidiary may invest without limitation in commodity-linked derivative instruments, however, each Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and each Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of each Subsidiary, each Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, each Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors.
Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Alternative Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. Please refer to the “Additional Information about the Fund — Additional Risks” section in the Fund’s statutory Prospectus for additional information. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.
Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.

Equity Risk
The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.
Market Risk
Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.
Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Derivatives Risk
The Fund may invest in financial instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the financial instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of financial instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial instruments used for hedging purposes may not hedge risks as expected, and financial instruments used for non‑hedging purposes may not provide the anticipated investment exposure. Financial instruments may be highly illiquid, and the Fund may not be able to close out or sell a financial instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial instruments also may be subject to interest rate risk, currency risk and counterparty risk.
Allocation Risk
The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Alternative Beta Providers. The Fund’s Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Counterparty Risk
The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Currency Risk
The Fund’s returns may be adversely impacted by changes in currency exchange rates.

Forward and Futures Risk
The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk
Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Interest Rate Risk
Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. There may be less governmental action in the future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.
Investment Style Risk
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non‑traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non‑traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
Model and Technology Risk
The Adviser and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.
New Fund Risk
The Fund has a limited operating history. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non‑Diversification Risk
The Fund is classified as a “non‑diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Non‑Hedging Foreign Currency Trading Risk
Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Short Sales Risk
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Foreign Investments and Emerging Markets Risk
The Fund may invest in the securities of non‑U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.
Commodities Risk
To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of certain commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
Cyber Security and Operational Risk
The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.
High Portfolio Turnover Risk
Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.

Market Capitalization Risk (Small-, Mid‑ and Large‑Cap Stocks Risk)
To the extent the Fund emphasizes small-, mid‑, or large‑cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Small- or mid‑cap capitalization stocks may be more volatile and more greatly affected by sector or market events than larger-capitalization stocks.
Options Risk
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.
Valuation Risk
The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.
Leverage Risk
Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.
Custody Risk
The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Exchange-Traded Product Risk
The Fund may invest in long (or short) positions in ETFs, ETNs and other exchange traded vehicles (“ETVs” and collectively with ETFs and ETNs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions.
Issuer Risk
An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.

Liquidity Risk
Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.
Regulatory Risk
Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Structured Products and Structured Notes Risk
A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
Tax Risk
In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Activist Strategies Risk
The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.

Credit/Default Risk
An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Limited Capacity Risk
Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.
Non‑Investment Grade Fixed Income Securities Risk
Non‑investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.
Prepayment Risk
The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.
Subsidiary Risk
By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to continue to operate as it does currently and could adversely affect the Fund.
Swap Agreements Risk
In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.
As with any fund, there is no guarantee that the Fund will achieve its investment objective.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE INFORMATION
The Fund commenced operations on December 31, 2018. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors that are tax‑exempt or hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class I only. After‑tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1‑877‑628‑8575 or by visiting the Fund’s website at www.fsinvestments.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns Periods Ending December 31, 2020	1 Year	Annualized Since Inception
CLASS I
Return Before Taxes	10.83%	5.33%
Return After Taxes on Distributions	8.23%	3.96%
Return After Taxes on Distributions and Sale of Fund Shares	7.44%	3.63%
BofA Merrill Lynch US 3 Month T-Bill	0.67%	1.47%
CLASS A
Return Before Taxes	4.16%	2.00%
BofA Merrill Lynch US 3 Month T-Bill	0.67%	1.47%
Best Quarter: Q2 2020: +11.26%
Worst Quarter: Q4 2019 = -1.38%

The BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.
MANAGEMENT
Investment Adviser: FS Fund Advisor, LLC
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Kelly	2018	President & Chief Investment Officer, FS Investments
Scott Burr	2018	Investment Management Portfolio Manager, FS Investments
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1‑877‑628‑8575 or by mail at 201 Rouse Boulevard, Philadelphia, PA 19112.
The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investment	$100	$0
The Fund, the Adviser, or the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), may waive the investment minimum requirements for any share class from time to time in their sole discretion. Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact the Fund, your financial intermediary or retirement plan for further information.
TAX INFORMATION
The Fund’s distributions are generally taxable to you at ordinary income or capital gain tax rates, unless you are exempt from income tax or investing through an IRA, 401(k) plan, or other tax‑advantaged arrangement. Any withdrawals made from such a tax‑advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Class A Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY
FS Alternative Income Opportunities Fund
Class A: ALTTX
Class I: ALTIX
INVESTMENT OBJECTIVE
FS Alternative Income Opportunities Fund (the “Fund”) seeks to provide positive returns through capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A Shares, you may qualify for sales charge discounts if you invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Shareholder’s Guide — Purchases” section on page 118 of the Fund’s statutory Prospectus and in the “Shares of the Trust — Purchases” section on page 78 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)

	Class I	Class A
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A
Management Fees	1.15%	1.15%
Distribution and/or Service (12b‑1) Fees	0.00%	0.25%
Other Expenses(1)	14.82%	14.52%

Total Annual Fund Operating Expenses	15.97%	15.92%
Expense Reductions(2)(3)	14.57%	14.27%

Total Annual Fund Operating Expenses after Expense Reductions	1.40%	1.65%

(1)
The costs of investing in swaps are estimated to be between approximately 0.20% to 0.50% of the Fund’s average daily net assets. Such costs are indirect expenses of the Fund that are variable in nature and are not included in the fee table or expense example.

(2)
The Adviser (as defined below) has contractually agreed to waive its management fee until June 30, 2021. The Adviser’s contractual management fee, without giving effect to this waiver, is equal to 1.15 percent of the Fund’s average daily net assets.

(3)
The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to not more than 0.25 percent of the average daily net assets for the Fund until at least April 30, 2022 The Fund may terminate the Expense Limitation Agreement at any time. The Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver and reimbursement or recoupment.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Expense Reductions in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If shares are redeemed
	1 Year	3 Years	5 Years	10 years
Class A	$733	$3,505	$5,705	$9,417
Class I	$143	$3,098	$5,441	$9,388
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the year ended December 31, 2020, the Fund’s portfolio turnover rate was 84%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by seeking a bond-like risk profile with enhanced income by investing globally across five major asset classes (commodities, currencies, fixed income, equities and credit). FS Fund Advisor, LLC (“FS” or the “Adviser”) seeks to generate returns and income associated with investing in higher yielding asset classes, instruments and securities, while managing overall portfolio risks.
The Adviser typically allocates the assets of the Fund among (i) MidOcean Credit Fund Management, L.P. (“MidOcean” or the “Sub‑Adviser”) that directly manages a portion of Fund assets in implementing the Fund’s credit strategies and (ii) a number of alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the returns of particular investment strategies (“Alternative Beta Strategies”). The Adviser may also manage all or a portion of the Fund’s assets directly.
MidOcean implements a long only credit strategy which seeks to capture capital appreciation and current income from three primary pockets of inefficiencies in the credit market: callable bonds, short-dated credit and crossover credit (credit that has received an investment grade rating from one credit rating agency and a below investment grade rating from another agency).
An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset. In a typical total return swap (or similar instrument) transaction with an Alternative Beta Provider, the

Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers are swap (or similar instrument) counterparties, not sub‑advisers. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers. The strategies employed by the use of Alternative Beta Providers are referred to in this Prospectus as “Alternative Investment Strategies.” In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.
The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve, low beta, value and volatility premium and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly.
The Alternative Beta Strategies may expose the Fund to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign markets (both exchange-traded and over‑the‑counter instruments). There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all five major asset classes (commodities, currencies, fixed income, equities and credit), but at any one time the Fund may allocate to one or two of the asset classes or a limited number of exposures within an asset class.
Principal strategies utilized by the Adviser, Sub‑Adviser or Alternative Beta Providers include:

•	Credit strategies: Income oriented strategies investing in high yield and investment grade credit to deliver high levels of income

•
Macro Carry strategies: Macro-oriented investment approaches that seek to invest in assets with higher yields while short selling those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek long exposure by buying high-yielding assets and short exposure by selling low‑yielding assets.

•	Equity Income strategies: Equity-oriented investment strategies that seek to invest in securities with attractive dividend characteristics.

•
Volatility Premium Strategies, that seek to capture returns from market participants’ tendency to overpay for volatility protection. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or the market participants’ willingness to pay for protection against losses when volatility suddenly increases.

•	Hedging Strategies that aim to provide portfolio protection may also be utilized. These strategies may use timing signals to inform their trading decisions.
The derivative instruments (both exchange-traded and over‑the‑counter instruments) in which the Fund may invest include forwards, futures, options, structured investments (including structured notes), and swaps (such as total return swaps, which the Fund expects to invest in significantly, up to 100% of the Fund’s non‑cash related exposure). The Fund will not gain investment exposure to the commodities markets directly, but may do so indirectly through structured investments or in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non‑hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund may purchase or sell foreign currencies through the use of forward contracts based on the Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Fund seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies.

There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded notes (“ETNs”) through which the Fund can participate in the performance of one or more instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives). The Adviser anticipates that the Fund’s notional investment exposure will be approximately 250 – 900% of the net assets of the Fund in the market environment that the Adviser expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Adviser otherwise believes conditions so warrant.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, other open‑end or closed‑end investment companies, exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may also invest in privately placed and other securities or instruments exempt from Securities and Exchange Commission (“SEC”) registration (collectively, “private placements”). The Fund may also invest in repurchase agreements.
The Fund intends to make investments through one or more offshore, wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) and may invest up to 25% of its total assets in the Subsidiaries. Generally, each Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in each Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, each Subsidiary may invest without limitation in commodity-linked derivative instruments, however, each Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and each Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of each Subsidiary, each Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, each Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors.
Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth-, value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts (including American depositary receipts), listed private equity, and real estate investment trusts (“REITs”) and instruments of similar entities formed under the laws of non‑U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non‑governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes (“ETNs”), cash/cash equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments. There is no limitation on the credit rating, maturities or duration of the instruments to which the Fund may have investment exposure. Credit indices that deliver both investment grade and high yield exposure (such as CDX IG, CDX HY, iTraxx Main, and iTraxx Crossover) may be used, but individual, single-name credit exposure will not be utilized. The duration of these indices are expected to range from 3 years to 10 years.
From time to time, the Fund can have significant exposure to non‑U.S. dollar denominated currencies (up to 50% of the Fund’s assets), including emerging markets currencies.
The Fund may take both long and short positions in all of its investments. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure.
The Fund may hold a significant (up to 100% of the Fund’s assets) amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Adviser believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Alternative Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. Please refer to the “Additional Information about the Fund — Additional Risks” section in the Fund’s statutory Prospectus for additional information. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.
Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.
Currency Risk
The Fund’s returns may be adversely impacted by changes in currency exchange rates.

Derivatives Risk
The Fund may invest in financial instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the financial instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of financial instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial instruments used for hedging purposes may not hedge risks as expected, and financial instruments used for non‑hedging purposes may not provide the anticipated investment exposure. Financial instruments may be highly illiquid, and the Fund may not be able to close out or sell a financial instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial instruments also may be subject to interest rate risk, currency risk and counterparty risk.
Equity Risk
The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.
Foreign Investments and Emerging Markets Risk
The Fund may invest in the securities of non‑U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.
Market Risk
Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.
Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Multi-Manager and Allocation Risk
The success of the Fund’s investment strategy depends on, among other things, the Adviser’s success in allocating assets to MidOcean Credit Partners and ability to select Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Alternative Beta Providers. MidOcean Credit Partners and/or Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Counterparty Risk
The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Hedging Transactions Risk
Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
High Portfolio Turnover Risk
Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.
Interest Rate Risk
Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. There may be less governmental action in the future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.
Investment Style Risk
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non‑traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non‑traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
Model and Technology Risk
The Adviser and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.
New Fund Risk
The Fund has a limited operating history. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non‑Hedging Foreign Currency Trading Risk
Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Short Sales Risk
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Sovereign Debt Risk
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Cyber Security and Operational Risk
The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.
Issuer Risk
An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.
Leverage Risk
Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.
Liquidity Risk
Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.
Market Capitalization Risk (Small-, Mid‑ and Large‑Cap Stocks Risk)
To the extent the Fund emphasizes small-, mid‑, or large‑cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Small- or mid‑cap capitalization stocks may be more volatile and more greatly affected by sector or market events than larger-capitalization stocks.
Non‑Diversification Risk
The Fund is classified as a “non‑diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Valuation Risk
The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.
Credit/Default Risk
An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Custody Risk
The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Depositary Receipts Risk
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Fixed Income Risk
The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.
Highly Leveraged Transactions Risk
The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Limited Capacity Risk
Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.
Regulatory Risk
Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Structured Products and Structured Notes Risk
A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

Tax Risk
In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Activist Strategies Risk
The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.
Bankruptcy Process and Trade Claims Risk
There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative, illiquid, and carries a high degree of risk. The markets in trade claims are generally not regulated by U.S. federal securities laws or the SEC.
Commodities Risk
To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of certain commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
Convertible Securities Risk
If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Exchange-Traded Product Risk
The Fund may invest in long (or short) positions in ETFs, ETNs and other exchange traded vehicles (“ETVs” and collectively with ETFs and ETNs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions.
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Non‑Investment Grade Fixed Income Securities Risk
Non‑investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.
Preferred Stock Risk
Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Prepayment Risk
The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.
Real Estate-Related Investment Risk
Investments in REITs and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs.

Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk.
Subsidiary Risk
By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to continue to operate as it does currently and could adversely affect the Fund.
Swap Agreements Risk
In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.
As with any fund, there is no guarantee that the Fund will achieve its investment objective.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE INFORMATION
The Fund commenced operations on December 31, 2018. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors that are tax‑exempt or hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class I only. After‑tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1‑877‑628‑8575 or by visiting the Fund’s website at www.fsinvestments.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns Periods Ending December 31, 2020	1 Year	Annualized Since Inception
CLASS I
Return Before Taxes	-1.11%	1.65%
Return After Taxes on Distributions	-1.70%	0.55%
Return After Taxes on Distributions and Sale of Fund Shares	-1.15%	0.81%
BofAML US 3 Month T-Bill	0.67%	1.47%
CLASS A
Return Before Taxes	-7.12%	-1.62%
BofAML US 3 Month T-Bill	0.67%	1.47%

Best Quarter: Q1 2019: +2.10%
Worst Quarter: Q4 2020 = ‑1.01%
The BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.
MANAGEMENT
Investment Adviser: FS Fund Advisor, LLC
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Kelly	2018	President & Chief Investment Officer, FS Investments
Scott Burr	2018	Investment Management Portfolio Manager, FS Investments
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1‑877‑628‑8575 or by mail at 201 Rouse Boulevard, Philadelphia, PA 19112.
The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investment	$100	$0
The Fund, the Adviser, or the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), may waive the investment minimum requirements for any share class from time to time in their sole discretion.

Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact the Fund, your financial intermediary or retirement plan for further information.
TAX INFORMATION
The Fund’s distributions are generally taxable to you at ordinary income or capital gain tax rates, or the rates applicable to Section 199A dividends, unless you are exempt from income tax or investing through an IRA, 401(k) plan, or other tax‑advantaged arrangement. Any withdrawals made from such a tax‑advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Class A Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY
FS Real Asset Fund
Class A: FARLX
Class I: FSRLX
INVESTMENT OBJECTIVE
FS Real Asset Fund (the “Fund”) seeks to provide total returns consisting of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A Shares, you may qualify for sales charge discounts if you invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Shareholder’s Guide — Purchases” section on page 118 of the Fund’s statutory Prospectus and in the “Shares of the Trust — Purchases” section on page 78 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)

	Class I	Class A
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A
Management Fees	1.15%	1.15%
Distribution and/or Service (12b‑1) Fees	0.00%	0.25%
Other Expenses(1)	10.95%	10.96%
Total Annual Fund Operating Expenses	12.10%	12.36%
Expense Reductions(2)(3)	10.70%	10.71%
Total Annual Fund Operating Expenses after Expense Reductions	1.40%	1.65%

(1)
The costs of investing in swaps are estimated to be between approximately 0.20% to 0.50% of the Fund’s average daily net assets. Such costs are indirect expenses of the Fund that are variable in nature and are not included in the fee table or expense example.

(2)
The Adviser (as defined below) has contractually agreed to waive its management fee until June 30, 2021. The Adviser’s contractual management fee, without giving effect to this waiver, is equal to 1.15 percent of the Fund’s average daily net assets.

(3)
The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to not more than 0.25 percent of the average daily net assets for the Fund until at least April 30, 2022. The Fund may terminate the Expense Limitation Agreement at any time. The Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver and reimbursement or recoupment.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Expense Reductions in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If shares are redeemed
	1 Year	3 Years	5 Years	10 years
Class A	$733	$2,967	$4,884	$8,571
Class I	$143	$2,475	$4,488	$8,395
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the year ended December 31, 2020, the Fund’s portfolio turnover rate was 0%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by actively allocating its assets across a broad spectrum of “real asset” investments, including instruments providing exposure to such instruments (such as derivative instruments). “Real assets” include: (i) instruments or companies that derive their value from physical properties such as natural resources (e.g. energy and materials), real estate (e.g. real estate investment trusts or “REITs”), equipment and industrials (e.g. tools, hardware, machinery and other industrial components), infrastructure (e.g. utilities, transport, communications, pipelines, seaports, airports and toll-roads), commodities (e.g. gas, oil, metals, livestock or agricultural products), and (ii) inflation-indexed securities. Other investments, long and short, may also be utilized for return generation and hedging purposes. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in such real asset investments.
FS Fund Advisor, LLC (“FS” or the “Adviser”) expects to allocate up to 100% of the assets of the Fund among one or more alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the returns of particular investment strategies (“Alternative Beta Strategies”). An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset. In a typical total return swap (or similar instrument) transaction with an Alternative Beta Provider, the Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers are swap (or similar instrument) counterparties, not sub‑advisers. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers. The strategies employed by the use of Alternative Beta Providers are referred to in this Prospectus as “Alternative Investment Strategies.” In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.

The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve, low beta, value and volatility premium and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly.
If the Fund obtains its real asset exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. See “Fixed Income Investments,” below. It is possible that the Fund might lose money on both its real asset exposures and on its fixed-income investments.
There is no limit on the amount of the Fund’s exposures to any one or more specific sectors, and the Fund may at times have significant exposure to a single real asset sector (up to 100% of the Fund’s non‑cash related exposure). The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.
The Adviser may seek to invest in a variety of instruments, such as total and excess return swaps (which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets of the underlying contract), futures contracts, options on futures, forward contracts, exchange traded products, including exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.
The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.
Fixed Income Investments. The Fund will normally create its real assets exposures using derivatives that allow the Fund to achieve those exposures without significant payments of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds. Fixed income investments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) other investment companies that invest principally in debt securities; (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds; or (iv) various types of loans, including those that are part of highly leveraged transactions.
Under normal circumstances, the Fund’s portfolio of fixed income investments is expected to include primarily fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below investment grade (known as “junk bonds”) and those that are unrated but determined by the Adviser to be of comparable credit quality.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, other open‑end or closed‑end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may also invest in privately placed and other securities or instruments exempt from Securities and Exchange Commission (“SEC”) registration (collectively, “private placements”).
The Fund may make investments through one or more offshore, wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) and may invest up to 25% of its total assets in the Subsidiaries. Generally, each Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in each Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, each Subsidiary may invest without limitation in commodity-linked derivative instruments, however, each Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and each Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of each Subsidiary, each Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, each Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors.
The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information.
The Fund may allocate up to 100% of its assets to one or more commodities, specific asset classes or market sectors. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.
The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax‑advantaged or tax‑deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement, except as otherwise provided herein. Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.
Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund. Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Alternative Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. Please refer to the “Additional Information about the Fund — Additional Risks” section in the Fund’s statutory Prospectus for additional information. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.
Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.
Derivatives Risk
The Fund may invest in financial instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the financial instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of financial instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial instruments used for hedging purposes may not hedge risks as expected, and financial instruments used for non‑hedging purposes may not provide the anticipated investment exposure. Financial instruments may be highly illiquid, and the Fund may not be able to close out or sell a financial instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial instruments also may be subject to interest rate risk, currency risk and counterparty risk.
Market Risk
Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Equity Risk
The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.
Allocation Risk
The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Alternative Beta Providers. The Fund’s Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Commodities Risk
To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of certain commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
Counterparty Risk
The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Hedging Transactions Risk
Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
High Portfolio Turnover Risk
Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.

Infrastructure Companies Risk
Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.
Inflation-Indexed Security Risk
Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.
Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to make annual distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Interest Rate Risk
Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. There may be less governmental action in the future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.
Investment Style Risk
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non‑traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non‑traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
Model and Technology Risk
The Adviser and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.
Natural Resources Risk
Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non‑US companies are subject also may affect US companies if they have significant operations or investments in non‑US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non‑US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub‑categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.
New Fund Risk
The Fund has a limited operating history. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non‑Diversification Risk
The Fund is classified as a “non‑diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Short Sales Risk
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Structured Products and Structured Notes Risk
A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
Currency Risk
The Fund’s returns may be adversely impacted by changes in currency exchange rates.
Cyber Security and Operational Risk
The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.
Issuer Risk
An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.
Leverage Risk
Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.
Real Estate-Related Investment Risk
Investments in REITs and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non‑U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Code. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Valuation Risk
The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.
Liquidity Risk
Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.
Activist Strategies Risk
The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.
Credit/Default Risk
An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Custody Risk
The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Foreign Investments and Emerging Markets Risk
The Fund may invest in the securities of non‑U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.
Highly Leveraged Transactions Risk
The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Limited Capacity Risk
Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.
Regulatory Risk
Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk.
Tax Risk
In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Exchange-Traded Product Risk
The Fund may invest in long (or short) positions in ETFs, ETNs and other exchange traded vehicles (“ETVs” and collectively with ETFs and ETNs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions.
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.

Non‑Investment Grade Fixed Income Securities Risk
Non‑investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.
Prepayment Risk
The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.
Subsidiary Risk
By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to continue to operate as it does currently and could adversely affect the Fund.
Swap Agreements Risk
In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.
As with any fund, there is no guarantee that the Fund will achieve its investment objective.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE INFORMATION
The Fund commenced operations on December 31, 2018. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of a blended index consisting of 60% of the BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index and 40% of the S&P 500 Index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors that are tax‑exempt or hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class I only. After‑tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1‑877‑628‑8575 or by visiting the Fund’s website at www.fsinvestments.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter: Q2 2020: +11.20% Worst Quarter: Q1 2020 = ‑16.37%	Average Annual Total Returns Periods Ending December 31, 2020	1 Year	Annualized Since Inception
	CLASS I
	Return Before Taxes	8.07%	9.10%
	Return After Taxes on Distributions	6.73%	7.01%
	Return After Taxes on Distributions and Sale of Fund Shares	5.81%	6.28%
	60% BAML 3 Month T-Bill, 40% S&P 500	8.98%	11.10%
	CLASS A
	Return Before Taxes	1.46%	5.60%
	60% BAML 3 Month T-Bill, 40% S&P 500	8.98%	11.10%

The BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.
The S&P 500 Index is a benchmark of large‑cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
MANAGEMENT
Investment Adviser: FS Fund Advisor, LLC
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Kelly	2018	President & Chief Investment Officer, FS Investments
Scott Burr	2018	Investment Management Portfolio Manager, FS Investments
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1‑877‑628‑8575 or by mail at 201 Rouse Boulevard, Philadelphia, PA 19112.
The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investment	$100	$0
The Fund, the Adviser, or the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), may waive the investment minimum requirements for any share class from time to time in their sole discretion. Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact the Fund, your financial intermediary or retirement plan for further information.
TAX INFORMATION
The Fund’s distributions are generally taxable to you at ordinary income or capital gain tax rates, or the rates applicable to Section 199A dividends, unless you are exempt from income tax or investing through an IRA, 401(k) plan, or other tax‑advantaged arrangement. Any withdrawals made from such a tax‑advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Class A Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY
FS Long/Short Equity Fund
Class A: FSYAX
Class I: FSYIX
INVESTMENT OBJECTIVE
FS Long/Short Equity Fund (the “Fund”) seeks to provide equity-like returns through long-short investing within equity markets.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A Shares, you may qualify for sales charge discounts if you invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Shareholder’s Guide — Purchases” section on page 118 of the Fund’s statutory Prospectus and in the “Shares of the Trust — Purchases” section on page 78 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)

	Class I	Class A
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A
Management Fees	1.10%	1.10%
Distribution and/or Service (12b‑1) Fees	0.00%	0.25%
Other Expenses(2)	3.98%	3.90%
Total Annual Fund Operating Expenses	5.08%	5.25%
Expense Reductions(3)(4)	3.73%	3.65%
Total Annual Fund Operating Expenses after Expense Reductions	1.35%	1.60%

(1)
The costs of investing in swaps are estimated to be between approximately 0.20% to 0.50% of the Fund’s average daily net assets. Such costs are indirect expenses of the Fund that are variable in nature and are not included in the fee table or expense example.

(2)
The Adviser (as defined below) has contractually agreed to waive its management fee so that the fee received equals 0.60% of the Fund’s average daily net assets until the earlier of (i) December 31, 2021 or (ii) the date on which gross proceeds that have been received by the Fund from investors, in the aggregate, exceed $150 million. The Adviser’s contractual management fee, without giving effect to this waiver, is equal to 1.10 percent of the Fund’s average daily net assets.

(3)
The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to not more than 0.25 percent of the average daily net assets for the Fund until at least April 30, 2022. The Fund may terminate the Expense Limitation Agreement at any time. The Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver and reimbursement or recoupment.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Expense Reductions in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If shares are redeemed
	1 Year	3 Years	5 Years	10 years
Class A	$728	$1,749	$2,765	$5,282
Class I	$137	$1,190	$2,240	$4,859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the year ended December 31, 2020, the Fund’s portfolio turnover rate was 0%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective through a stock-selection based methodology that identifies securities that FS Fund Advisor, LLC (“FS” or the “Adviser”) expects to outperform and to underperform based on various qualitative and quantitative indicators. The Fund expects to implement long and short equity exposures for both hedging and return generation.
The Adviser expects to allocate up to 100% of the assets of the Fund among one or more alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the returns of particular investment strategies (“Alternative Beta Strategies”). An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset. In a typical total return swap (or similar instrument) transaction with an Alternative Beta Provider, the Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers are swap (or similar instrument) counterparties, not sub-advisers. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers. The strategies employed by the use of Alternative Beta Providers are referred to in this Prospectus as “Alternative Investment Strategies.” In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.
The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve, low beta, value and volatility premium and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly.
The Fund may provide investors with different sources of return and investment styles, including but not limited to: 1) the potential gains from its long-short equity positions and 2) its net exposure to equity markets. The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, and depositary receipts (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of Equity Instruments, including equity swaps (both single-name and index swaps), equity index futures, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”). The Fund may also invest in structured investments, including structured notes.
The Fund’s investment in derivatives will be included under the 80% asset policy noted above so long as the underlying assets of such derivatives are based on one or more equity or equity related instruments. Such derivative investments are valued at notional value for purposes of the 80% asset policy noted above.
In managing the Fund, the Adviser takes long positions in those Instruments that the Adviser forecasts to outperform and to likely increase in price, and takes short positions in those Instruments that the Adviser forecasts to underperform and to likely decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in Instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country, and may invest in any one country without limit.
The Adviser may take long or short positions in sectors, industries and companies that it believes are attractive or unattractive. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

The Fund may use Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage.
Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to experience greater volatility. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified.
A significant portion of the Fund’s assets (up to 100%) may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 250% to 500%, although actual portfolio turnover may be higher or lower and will be affected by market conditions.
This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio.
Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Alternative Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. Please refer to the “Additional Information about the Fund — Additional Risks” section in the Fund’s statutory Prospectus for additional information. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.
Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.

Derivatives Risk
The Fund may invest in financial instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the financial instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of financial instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial instruments used for hedging purposes may not hedge risks as expected, and financial instruments used for non‑hedging purposes may not provide the anticipated investment exposure. Financial instruments may be highly illiquid, and the Fund may not be able to close out or sell a financial instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial instruments also may be subject to interest rate risk, currency risk and counterparty risk.
A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
Equity Risk
The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.
Market Risk
Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.
Non‑Diversification Risk
The Fund is classified as a “non‑diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Short Sales Risk
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Allocation Risk
The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Alternative Beta Providers. The Fund’s Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Counterparty Risk
The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Hedging Transactions Risk
Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Investment Style Risk
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non‑traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non‑traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
Market Capitalization Risk (Small-, Mid‑ and Large‑Cap Stocks Risk)
To the extent the Fund emphasizes small-, mid‑, or large‑cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Small- or mid‑cap capitalization stocks may be more volatile and more greatly affected by sector or market events than larger-capitalization stocks.
Model and Technology Risk
The Adviser and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.
New Fund Risk
The Fund has a limited operating history. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Cyber Security and Operational Risk
The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.
Foreign Securities Risk
Foreign securities risk is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
High Portfolio Turnover Risk
Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.
Issuer Risk
An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.
Leverage Risk
Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.
Valuation Risk
The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Activist Strategies Risk
The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.
Exchange-Traded Product Risk
The Fund may invest in long (or short) positions in ETFs, ETNs and other exchange traded vehicles (“ETVs” and collectively with ETFs and ETNs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions.
Limited Capacity Risk
Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.
Regulatory Risk
Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Tax Risk
In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.
Currency Risk
The Fund’s returns may be adversely impacted by changes in currency exchange rates.
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, Securities and Exchange Commission (“SEC”) rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.

Preferred Stock Risk
Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Structured Products and Structured Notes Risk
A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
Swap Agreements Risk
In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.
As with any fund, there is no guarantee that the Fund will achieve its investment objective.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The Fund commenced operations on December 31, 2018. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors that are tax‑exempt or hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class I only. After‑tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1‑877‑628‑8575 or by visiting the Fund’s website at www.fsinvestments.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter: Q2 2019: +11.21% Worst Quarter: Q1 2020 = ‑5.39%	Average Annual Total Returns Periods Ending December 31, 2020	1 Year	Annualized Since Inception
	CLASS I
	Return Before Taxes	-0.33	8.90%
	Return After Taxes on Distributions	-1.00%	4.99%
	Return After Taxes on Distributions and Sale of Fund Shares	-0.57%	5.39%
	HFRX Equity Hedge Fund Index	4.60%	7.60%
	CLASS A
	Return Before Taxes	-6.37%	5.48%
	HFRX Equity Hedge Fund Index	4.60%	7.60%

HFRX Equity Hedge Index is designed to be representative of the equity hedge fund manager universe. Equity hedge managers are substantially invested in equities, both long and short.
MANAGEMENT
Investment Adviser: FS Fund Advisor, LLC
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Kelly	2018	President & Chief Investment Officer, FS Investments
Scott Burr	2018	Investment Management Portfolio Manager, FS Investments
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1‑877‑628‑8575 or by mail at 201 Rouse Boulevard, Philadelphia, PA 19112.

The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investment	$100	$0
The Fund, the Adviser, or the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), may waive the investment minimum requirements for any share class from time to time in their sole discretion. Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact the Fund, your financial intermediary or retirement plan for further information.
TAX INFORMATION
The Fund’s distributions are generally taxable to you at ordinary income or capital gain tax rates, unless you are exempt from income tax or investing through an IRA, 401(k) plan, or other tax‑advantaged arrangement. Any withdrawals made from such a tax‑advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Class A Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
ADDITIONAL INFORMATION ABOUT THE FUNDS
INVESTMENT OBJECTIVES
This Prospectus describes five funds (each a “Fund” and collectively, the “Funds”), which are currently offered by FS Series Trust (the “Trust”). Each Fund’s investment objective may be changed without shareholder approval, but shareholders will be given 60 days’ advance notice if a Fund decides to change its investment objective. If there is a material change to a Fund’s objective, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

•	The FS Multi-Strategy Alternatives Fund seeks to provide positive absolute returns over a complete market cycle.

•	The FS Managed Futures Fund seeks to provide positive absolute returns with low correlation to traditional investments.

•	The FS Alternative Income Opportunities Fund seeks to provide positive returns through capital appreciation and income.

•	The FS Real Asset Fund seeks to provide total returns consisting of capital appreciation and income.

•	The FS Long/Short Equity Fund seeks to provide equity-like returns through long-short investing within equity markets.
PRINCIPAL STRATEGIES OF THE FUNDS
Principal Strategies — Alternative Beta Strategies
Alternative Beta Providers provide the Funds exposure to Alternative Beta Strategies. Alternative Beta Strategies, sometimes referred to as risk premia strategies, seek to generate returns through investments in the broader securities markets that are designed to give exposure to particular independent risk factors, such as price momentum, size risk, commodity carry risk, and currency carry risk. These strategies call for investments in securities possessing one or more attributes that have historically been associated with, or are otherwise believed to offer, attractive investor returns as a result of their exposure to a particular risk factor. In general, Alternative Beta Strategies, while dependent on market movements for success, are expected to have relatively low correlation to broader market movements.
The Adviser (with assistance from Wilshire with respect to FS Multi-Strategy Alternatives Fund) evaluates the actual and potential performance of Alternative Beta Strategies on a risk-adjusted basis. The Adviser will generally seek to allocate capital to Alternative Beta Strategies that offer attractive returns relative to the level of volatility in their investment results. In making investment decisions, the Adviser (and Wilshire, in making recommendations with respect to FS Multi-Strategy Alternatives Fund) will consider both the volatility of investment results associated with particular Alternative Beta Strategies and the effect of individual Alternative Beta Strategies on the risk-return profile of each Fund as a whole. The Funds may strategically allocate capital to relatively high-risk strategies if those strategies have the potential to generate correspondingly high returns or otherwise have a positive impact on the risk-return profile of each Fund as a whole.
Alternative Beta Providers may pursue a wide range of investment approaches (including, with respect to FS Multi-Strategy Alternatives Fund, strategies that seek to replicate key investment characteristics of the strategies described under “Principal Strategies — FS Multi-Strategy Alternatives Fund — Underlying Managers” below). Alternative Beta Strategies may also include, without limitation:

•
Value Strategies: Value strategies seek to take advantage of instruments that have low valuations relative to similar securities. These strategies can be deployed to identify exposures to buy and/or sell in a either a directional or relative value manner.

•
Carry Strategies: Carry strategies seek to capture the tendency of higher-yielding assets to provide higher returns than lower-yielding assets. An asset’s “carry” is defined as its return assuming that market conditions stay the same, meaning that carry is the income earned if the asset’s price remains constant over the holding period. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

•
Curve Strategies: Curve strategies seek to benefit from structural inefficiencies often present in rate and commodity future yield curves. Different points on these curves can be impacted by excessive demand or supply stemming from structural flows from different market participants such as hedgers, producers, borrowers or lenders. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

•
Trend/Momentum Strategies: Momentum strategies seek to benefit from the historical tendency of assets’ recent relative performance to continue, typically focusing on investments that have performed relatively well over those that have underperformed. Trend strategies are effectively aggregations of momentum strategies, taking long positions in markets with recent positive returns and short positions in those with recent negative returns. The persistence in price trends has delivered excess returns over time, including during some abnormal market conditions. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

•
Mean Reversion Strategies: Mean reversion investment strategies seek to benefit from the tendency of securities prices to exhibit mean-reverting behavior in a somewhat predictable fashion over specific time windows. These strategies can be deployed to identify exposures to buy and/or sell in either a directional or relative value manner.

•	Equity Risk Premia / Alternative Beta Strategies:

•	Low Beta: Low‑Beta strategies aim to benefit from the tendency of low‑beta stocks to outperform high-beta stocks on a risk-adjusted basis (where “beta” refers to a security’s sensitivity to broader market movements). Investors that have the ability to take long positions only or are subject to constraints on their use of leverage may prefer high-beta stocks, which provides an opportunity for low‑beta stocks to outperform on a relative basis.

•
Size: Size‑based strategies seek to take advantage of the tendency of smaller companies to outperform larger companies on a risk-adjusted basis. This may be due to the fact that smaller companies may be viewed as less transparent and less liquid, and may be avoided by some investors.

•
Value: Value-based equity strategies seek to take advantage of stocks that may be perceived as risky. Value stocks may be discounted by more than is justified, as investors often overestimate their riskiness, potentially positioning these stocks to outperform on a risk-adjusted basis.

•
Quality: Quality equity strategies seek to benefit from the tendency of stocks of companies with strong balance sheets to outperform at times when market sentiment favors companies with strong fundamentals. Investors may tend to underestimate this outperformance, potentially allowing Alternative Beta Strategies to obtain high-quality stocks at attractive prices under certain market conditions.

•
Momentum: Momentum equity strategies aim to take advantage of the tendency for strong relative performers to continue to outperform for certain periods of time. One explanation is that some investors react more slowly to new information, creating a “first-mover” advantage.

•
Thematic Strategies: Strategies can be employed to express views on market themes (i.e. macro, political, structural, regulatory) that are expected to influence the absolute or relative price change of individual securities and/or indices.

•
Volatility Strategies: Volatility strategies seek to capture returns from market participants’ tendency to overpay for volatility protection. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or market participants’ willingness to pay for protection against losses when volatility suddenly increases. This strategy can be carried out in many asset classes, such as equities, foreign currencies, and rates.

•
Congestion Strategies and Similar Strategies: Congestion strategies seek to monetize structural inefficiencies around indices or other market participants adjusting their positions in a somewhat predictable fashion. For example, many benchmark bond indices rebalance on the last business day of each month. The rebalancing involves bringing new issuances during the month into the index, which leads to buying pressure at month‑end from asset managers that seek to track the index. This process has historically resulted in a persistent bullish market phenomenon at month‑end. Congestion strategies seek to benefit from this phenomenon. Similar Alternative Beta Strategies may also include other strategies that seek to benefit from other structural market phenomena, such has those involving extension of fixed income instruments.

•
Opportunistic, Hedge and Other Strategies: These strategies aim to provide systematic trading methods to capture a perceived or desired risk-adjusted return profile. Certain strategies may use entry or timing mechanisms, while others may exploit more obscure and hard‑to‑extract risk premia such as strategies that seek to benefit from equity index dispersion (the variance in performance of securities within an index).

In sum, the Alternative Beta Strategies seek to capitalize upon investment opportunities present in markets, and may employ a dynamic systematic, rules-based approach or at times, static, discretionary-based apporach to express targeted views. As discussed above, such opportunities may arise from, among other sources, market inefficiencies or investor behavioral biases.
The Adviser may use Alternative Beta Strategies for longer-term investments, as well as for tactical purposes, including temporary positions pending placement of capital (including with an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund), as a hedge on a Fund’s overall portfolio (or as a hedge on an Underlying Manager’s portfolio with respect to FS Multi-Strategy Alternatives Fund), and/or for investing a Fund’s excess cash.

The Adviser will make determinations regarding whether a particular strategy is most efficiently expressed through an Alternative Beta Provider (or through an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund) in its discretion on a case‑by‑case basis.
Principal Strategies — FS Multi-Strategy Alternatives Fund
The Fund seeks to achieve its investment objective by actively allocating its assets across a broad spectrum of alternative investment strategies. The Fund will provide exposure to alternative strategies with low correlation to equity and fixed income markets, which can enhance portfolio diversification. The strategy will be implemented through a rigorous quantitative and qualitative process intended to select high quality Underlying Managers and Alternative Beta Strategies.
The Adviser typically allocates the assets of the Fund among a number of (i) Underlying Managers that directly manage a portion of Fund assets in alternative investment strategies, and (ii) Alternative Beta Providers that offer the Fund exposure to Alternative Beta Strategies. The Adviser may also manage all or a portion of the Fund’s assets directly.
The Adviser has currently entered into sub‑advisory agreements with, and may allocate the Fund’s assets to, the following Underlying Managers:

Underlying Manager	Strategy
Chilton Investment Company, LLC (“Chilton”)	Equity Long/Short
Chilton pursues a long/short equity strategy focused on high-quality companies with strong business models and growth potential at reasonable valuations.

MidOcean Credit Fund Management, L.P. (“MidOcean Credit Partners”)	Credit Long/Short
MidOcean Credit Partners implements an event-driven long/short credit strategy which seeks to capture current income and growth from three primary pockets of inefficiencies in the credit market: callable bonds, short-dated credit and crossover credit.

Crabel Capital Management, LLC (“Crabel”)	Systematic Trading
Crabel specializes in the systematic, automated trading of worldwide futures and foreign exchange designed to capture market anomalies implemented through a technologically advanced, low latency infrastructure to deliver uncorrelated return.
The investment strategy for each Underlying The investment strategy for each Underlying Manager listed above is its principal investment strategy, but the Underlying Managers may also implement other investment strategies in the portion of assets assigned to them.
As noted above, the Fund’s primary sub‑adviser, Wilshire, assists the Adviser by evaluating and recommending Alternative Investment Strategies to the Adviser for use by the Fund. In addition, Wilshire provides recommendations to the Adviser for allocating and reallocating Fund assets among the Underlying Managers and Alternative Beta Providers and may also provide the Adviser with advice on investment decisions and underlying positions. However, Wilshire does not have discretionary authority with respect to the investment of the Fund’s assets.
Underlying Managers
The Adviser, based on recommendations from Wilshire, may determine to allocate the Fund’s assets to Underlying Managers employing all or a subset of the non‑traditional and alternative strategies described in the section entitled “Fund Summary — FS Multi-Strategy Alternatives Fund — Principal Invesment Strategies” below, and may change those allocations from time to time in its sole discretion. The Adviser may also direct an Underlying Manager to reduce or omit its investment in certain assets or asset classes in an effort to achieve its desired combination of the Fund’s strategies. In the future, Underlying Managers may employ other strategies not described herein.
General
The Fund’s portfolio may include, without limitation: (i) equity securities, including common and preferred stocks, convertible securities, rights and warrants, depositary receipts, REITs, pooled investment vehicles, including other investment companies, such as ETFs, ETVs and partnership interests; (ii) fixed income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities and political subdivisions, covered bonds, notes, debentures, debt participations, convertible bonds, non‑investment grade securities (commonly known as “junk bonds”), bank loans (including senior secured loans) and other direct indebtedness and ETNs; (iii) mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, TBA securities, and custodial receipts; and (iv) currencies. The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, currency, maturity or credit rating.
The Fund’s investments may include U.S. securities and non‑U.S. securities (including emerging market securities), including securities denominated in a currency other than the U.S. dollar.
The Fund may use derivatives for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes (although the Fund is not required to hedge any of its positions or to use derivatives). As a result of the Fund’s use of Financial Instruments or as an investment strategy, the Fund may also hold significant amounts of U.S. Treasury Bills or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund may obtain investment leverage through the use of Financial Instruments or other means. As a result, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.
The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. The Fund may gain exposure to commodities through investments in other investment companies, ETFs or other pooled investment vehicles or other commodity-linked investments. The Fund may make investments through one or more Subsidiaries and may invest up to 25% of its total assets in the Subsidiaries.
Up to 15 percent of the Fund’s net assets may be invested in illiquid investments, which may include privately placed securities that may only be resold in reliance on Rule 144A under the Securities Act of 1933.
Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Underlying Managers and/or Alternative Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
Principal Strategies — FS Managed Futures Fund
The Fund seeks to achieve its investment objective by allocating its assets across a broad spectrum of Alternative Investment Strategies. The Fund may provide exposure to alternative strategies across the five major asset classes (commodities, currencies, fixed income, equities and credit). The strategy will generally be implemented through rules-based strategies that typically use historical price data to determine whether to take a long, short, or cash position in a given instrument. A rules-based strategy is a methodology based on a systematic approach. Principal strategies include “momentum/trend” based strategies that buy and sell securities in the same direction as the historical price movement and “counter-trend/mean reversion” based strategies that buy and sell securities in the opposite direction as the historical price movement. Other alternative strategies that do not rely on historical prices may also be utilized to enhance return properties.
The Adviser typically expects to allocate up to 100% of the assets of the Fund among one or more Alternative Beta Providers that offer the Fund exposure to the returns of Alternative Beta Strategies.
The Adviser may also manage all or a portion of the Fund’s assets directly.
Generally, the Fund gains exposure to asset classes by investing in derivative instruments, including structured notes, futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, equity index futures and equity swaps; bond futures and swaps; interest rate futures and swaps; commodity futures, forwards and swaps; and currencies and currency futures and forwards. The Adviser generally expects that the Fund’s performance will have a low correlation to the long-term performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods. The Fund will not gain investment exposure to the commodities markets directly, but may do so indirectly through structured investments or in one or more Subsidiaries. The Fund may invest in derivatives for both hedging and non‑hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund may purchase or sell foreign currencies through the use of forward contracts based on the Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Fund seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies.
There are no geographic limits on the market exposure of the Fund’s assets. The Fund may also invest in ETNs through which the Fund can participate in the performance of one or more instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund’s strategies typically use quantitative measurements of historical prices to determine long, short, or neutral positioning. The Adviser generally expects that the Fund will have exposure in long and short positions across all five major asset classes (commodities, currencies, fixed income, equities and credit), but at any one time the Fund may allocate to one or two of the asset classes or a limited number of exposures within an asset class. Credit indices that deliver both investment grade and high yield exposure (such as CDX IG, CDX HY, iTraxx Main, and iTraxx Crossover) may be used, but individual, single-name credit exposure will not be utilized. The duration of these indices will range from 3 years to 10 years. Government bond futures will also be utilized, with durations ranging from 3 months to 30 years. Equity indices and single name equity securities may be utilized. Individual securities are expected to have a market capitalization greater than $500 million.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at a time.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
A significant portion of the assets of the Fund (up to 100%) may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings may serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, other open‑end or closed‑end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may also invest in private placements.
The Fund intends to make investments through one or more Subsidiaries and may invest up to 25% of its total assets in the Subsidiaries.
The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
Principal Strategies — FS Alternative Income Opportunities Fund
The Fund seeks to achieve its investment objective by seeking a bond-like risk profile with enhanced income by investing globally across five major asset classes (commodities, currencies, fixed income, equities and credit). The Adviser seeks to generate returns and income associated with investing in higher yielding asset classes, instruments and securities, while managing overall portfolio risks.
The Fund employs a multi-strategy approach under which the Adviser may allocate a portion of the assets of the Fund to (i) MidOcean Credit Partners that directly manages a portion of the Fund assets in implementing the Fund’s credit strategies and (ii) a number of Alternative Beta Providers that offer the Fund exposure to the returns of particular Alternative Beta Strategies. The Adviser may also manage all or a portion of the Fund’s assets directly. MidOcean Credit Partners is a sub‑adviser to the FS Alternative Income Opportunities Fund.
MidOcean Credit Partners implements a long only credit strategy which seeks to capture capital appreciation and current income from three primary pockets of inefficiencies in the credit market: callable bonds, short-dated credit and crossover credit (credit that has received an investment grade rating from one credit rating agency and a below investment grade rating from another agency).
The Alternative Beta Strategies may expose the Fund to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign markets (both exchange-traded and over‑the‑counter instruments). An issuer of a security may be deemed to be economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.
There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all five major asset classes (commodities, currencies, fixed income, equities and credit), but at any one time the Fund may allocate to one or two of the asset classes or a limited number of exposures within an asset class.

The derivative instruments (both exchange-traded and over‑the‑counter instruments) in which the Fund may invest include forwards, futures, options, structured investments (including structured notes), and swaps (such as total return swaps, which the Fund expects to invest in significantly, up to 100% of the Fund’s non‑cash related exposure). The Fund will not gain investment exposure to the commodities markets directly, but may do so indirectly through structured investments or in one or more Subsidiaries. The Fund may invest in derivatives for both hedging and non‑hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund may purchase or sell foreign currencies through the use of forward contracts based on the Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Fund seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies.
There are no geographic limits on the market exposure of the Fund’s assets. The Fund may also invest in ETNs through which the Fund can participate in the performance of one or more instruments.
The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives). The Adviser anticipates that the Fund’s notional investment exposure will be approximately 250 — 900% of the net assets of the Fund in the market environment that the Adviser expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Adviser otherwise believes conditions so warrant.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, other open‑end or closed‑end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may also invest in private placements and repurchase agreements.
The Fund intends to make investments through one or more Subsidiaries and may invest up to 25% of its total assets in the Subsidiaries.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth-, value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts (including American depositary receipts), listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non‑U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non‑governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, ETNs, cash/cash equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments. There is no limitation on the credit rating, maturities or duration of the instruments to which the Fund may have investment exposure. Credit indices that deliver both investment grade and high yield exposure (such as CDX IG, CDX HY, iTraxx Main, and iTraxx Crossover) may be used, but individual, single-name credit exposure will not be utilized. The duration of these indices are expected to range from 3 years to 10 years.
From time to time, the Fund can have significant exposure to non‑U.S. dollar denominated currencies (up to 50% of the Fund’s assets), including emerging markets currencies.

The Fund may take both long and short positions in all of its investments. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure.
The Fund may hold a significant (up to 100% of the Fund’s assets) amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Adviser believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
Principal Strategies — FS Real Asset Fund
The Fund seeks to achieve its investment objective by actively allocating its assets across a broad spectrum of “real asset” investments, including instruments providing exposure to such instruments (such as derivative instruments). “Real assets” include: (i) instruments or companies that derive their value from physical properties such as natural resources (e.g. energy and materials), real estate (e.g. REITs), equipment and industrials (e.g. tools, hardware, machinery and other industrial components, infrastructure (e.g. utilities, transport, communications, pipelines, seaports, airports and toll-roads, commodities (e.g. gas, oil, metals, livestock or agricultural products, and (ii) inflation-indexed securities. Other investments, long and short, may also be utilized for return generation and hedging purposes. Under normal circumstances, the Fund will invest at least 80% (plus any borrowing for investment purposes) of its net assets in such real asset investments.
The Adviser expects to allocate up to 100% of the assets of the Fund among one or more Alternative Beta Providers that offer the Fund exposure to the returns of rules-based Alternative Investment Strategies that seek to achieve the Fund’s objective.
The Adviser may also manage all or a portion of the Fund’s assets directly.
If the Fund obtains its real asset exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. It is possible that the Fund might lose money on both its real asset exposures and on its fixed-income investments.
There is no limit on the amount of the Fund’s exposures to any one or more specific sectors, and the Fund may at times have significant exposure to a single real asset sector (up to 100% of the Fund’s non‑cash related exposure). The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.
The Adviser may seek to invest in a variety of instruments, such as total and excess return swaps (which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets of the underlying contract), futures contracts, options on futures, forward contracts, exchange traded products, including ETFs and ETNs, structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.
The Fund expects that many of the instruments in which it will invest will involve leverage.

Fixed Income Investments. The Fund will normally create its real assets exposures using derivatives that allow the Fund to achieve those exposures without significant payments of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds.
Under normal circumstances, the Fund’s portfolio of fixed income investments is expected to include primarily fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below investment grade (known as “junk bonds”) and those that are unrated but determined by the Adviser to be of comparable credit quality.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, other open‑end or closed‑end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may also invest in privately placed and other securities or instruments exempt from SEC registration (collectively, “private placements”).
The Fund may make investments through one or more Subsidiaries and may invest up to 25% of its total assets in the Subsidiaries.
Except as expressly prohibited by the Fund’s Prospectus or its Statement of Additional Information, the Fund may make any investment or use any investment strategy consistent with applicable law but will not make any investment with a risk that is not disclosed in the Prospectus or Statement of Additional Information. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information.
The Fund may allocate up to 100% of its assets to one or more commodities, specific asset classes or market sectors. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.
The Adviser may engage in active and frequent trading of the Fund’s portfolio investments.
Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement, except as otherwise provided herein.

Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.
Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.
The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
Principal Strategies — FS Long/Short Equity Fund
The Fund seeks to achieve its investment objective through a stock-selection based methodology that identifies securities that the Adviser expects to outperform and to underperform based on various qualitative and quantitative indicators. The Fund expects to implement long and short equity exposures for both hedging and return generation.
The Adviser expects to allocate up to 100% of the assets of the Fund among one or more Alternative Beta Providers that offer the Fund exposure to the returns of Alternative Beta Strategies.
The Adviser may also manage all or a portion of the Fund’s assets directly.
The Fund may provide investors with different sources of return and investment styles, including but not limited to: 1) the potential gains from its long-short equity positions and 2) its net exposure to equity markets. The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in Equity Instruments and equity related and/or Equity Derivative Instruments. The Fund may also invest in structured investments, including structured notes.
The Fund’s investment in derivatives will be included under the 80% asset policy noted above so long as the underlying assets of such derivatives are based on one or more equity or equity related instruments. Such derivative investments are valued at notional value for purposes of the 80% asset policy noted above.
In managing the Fund, the Adviser takes long positions in those Instruments that the Adviser forecasts to outperform and to likely increase in price, and takes short positions in those Instruments that the Adviser forecasts to underperform and to likely decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in Instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country, and may invest in any one country without limit.
The Adviser may take long or short positions in sectors, industries and companies that it believes are attractive or unattractive. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.

The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund may use Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage.
A significant portion of the Fund’s assets (up to 100%) may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 250% to 500%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio.
The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
ADDITIONAL DESCRIPTION OF THE PRINCIPAL RISKS OF THE FUNDS
Investors in each Fund should carefully consider the risks of investing in the Funds as set forth in each Fund’s Summary section under “Principal Investment Risks.” These risks are discussed here in greater detail. See also the section on “Additional Risks” below for other risk factors. Unless otherwise specified, references in this section and in “Additional Risks” below to investments by a Fund refer to direct investments made or held by a Fund and/or indirect investments to which a Fund may have exposure through an Alternative Beta Strategy. Additionally, for purposes of this section and in “Additional Risks” below, the Underlying Managers of the FS Multi-Strategy Alternatives Fund and MidOcean Credit Partners in its role as a sub‑adviser to the FS Alternative Income Opportunities Fund are collectively referred to as “Underlying Managers.”
Allocation Risk (Principal Risk for all Funds)
Fund performance is dependent upon the success of the Adviser in implementing the Funds’ investment strategies in pursuit of the Funds’ investment objectives. To a significant extent, the Funds’ performance will depend on the success of the Adviser’s decisions in allocating the Funds’ assets to Alternative Beta Providers and its selection and oversight of the Alternative Beta Providers. In addition, the Funds’ performance will depend on the Alternative Beta Provider’s respective skill in executing the relevant strategy. There can be no assurance that the Adviser or Alternative Beta Providers will be successful in this regard. See “Multi-Manager and Allocation Risk” below for additional considerations with respect to the FS Multi-Strategy Alternatives Fund.
Arbitrage Strategies Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund)
The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.
Bankruptcy Process and Trade Claims Risk (Principal Risk for the FS Alternative Income Opportunities Fund)
To the extent consistent with their investment objectives and strategies, the Funds may purchase bankruptcy claims directly. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors.
The Funds may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative, illiquid, and carries a high degree of risk. The markets in trade claims are generally not regulated by U.S. federal securities laws or the SEC.
Commodities Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund, FS Managed Futures Fund, FS Alternative Income Opportunities Fund and FS Real Asset Fund)
To the extent that the Funds gain exposure to the commodities markets, such exposure may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil‑importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.
Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Funds’ share value to fluctuate. Although investments in commodities have historically moved in different directions than traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
Investing in the commodities markets though futures may subject a Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
Convertible Securities Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund)
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.
Counterparty Risk (Principal Risk for all Funds)
The stability and liquidity of repurchase agreements, swap transactions, forwards and over‑the‑counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Adviser (and Wilshire and/or the applicable Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) will monitor the creditworthiness of firms with which it will cause the Funds to enter into repurchase agreements, swap transactions, caps, floors, collars, over‑the‑counter derivatives or other similar arrangements. If there is a default by the counterparty to such a transaction, the Funds will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Funds being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Funds’ counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.
In addition, the Funds may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non‑U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Funds and their assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Funds, which could be material.
Credit/Default Risk (Principal Risk for all Funds, other than the FS Long/Short Equity Fund)
An issuer or guarantor of fixed income securities or instruments held by the Funds (which issuer guarantor may have a low credit rating or no credit rating) may default on its obligation to pay interest and repay principal or default on any other obligation. A fixed income instrument may deteriorate in quality after it has been purchased by a Fund, and such a deterioration can occur rapidly. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of the fixed income instrument. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause a significant NAV decline. The Funds could also be delayed or hindered in their enforcement of rights against an issuer, guarantor, or counterparty.
Currency Risk (Principal Risk for all Funds)
To the extent consistent with their investment objectives and strategies, the Funds may invest in securities denominated in foreign currencies and much of the income received by such securities will be in foreign currencies. Changes in currency exchange rates may negatively impact the Funds’ returns. The value of the foreign currencies may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, the governments issuing such foreign currencies and other foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Funds do not expect to hedge their currency risk. Moreover, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Custody Risk (Principal Risk for all Funds, other than the FS Long/Short Equity Fund)
Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Depositary Receipts Risk (Principal Risk for the FS Alternative Income Opportunities Fund)
Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.
Derivatives Risk (Principal Risk for all Funds)
A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of financial instruments — such as futures contracts, options on securities, indexes and futures contracts, equity caps, collars and floors, and swap agreements and forward contracts, among other instruments — is a highly specialized activity that may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Financial instruments can be highly complex and may perform in ways unanticipated by the Adviser. Financial instruments may be highly volatile, and the Funds could lose more than the amount it invests in such financial instruments. Financial instruments may be difficult to value and highly illiquid, and the Funds may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Funds’ use of such financial instruments may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Funds will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Additionally, investments in such financial instruments may expose the Funds to currency risk or interest rate risk.
Financial instruments may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Funds as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. The Funds may also have one or more prime brokerage relationships, which further magnifies counterparty credit risk, as certain derivative transactions are likely to be concentrated among one or two counterparties, and therefore increase the Funds’ credit risk exposure to such counterparties.
Certain financial instruments, including over‑the‑counter (“OTC”) options, swaps and forward contracts, and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty.
Where no such counterparty is available for a desired transaction, the Funds will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Funds may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Funds would bear greater risk of default by the counterparties to such transactions.
The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Funds bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the financial instruments and possibly other losses to the Funds. The Funds will enter into transactions in financial instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
U .S. and non‑U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Funds will be required to implement and comply with new Rule 18f‑4 by the third quarter of 2022. Once implemented, Rule 18f‑4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Financial instruments used to hedge against an opposite position may offset losses, but they may also offset gains. In hedging transactions, there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Due to leverage, losses from a financial instrument may be greater than the amount invested in the financial instrument.

A partial list of the risks associated with certain types of derivatives that the Funds may use is set forth below:

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Swap Agreements Generally. To the extent consistent with their investment objectives and strategies, the Funds may use swap agreements for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Funds may use swap agreements, among other financial instruments, to obtain exposure to Alternative Beta Strategies. Under a swap agreement, a Fund pays another party (a “swap counterparty”) an initial margin amount and an amount equal to any negative total returns from the stipulated underlying security or group of securities, or other investments representing an Alternative Beta Strategy. In exchange, the counterparty pays reference contract (for example, an underlying security or group of securities) to a Fund in an amount equal to any positive total returns from the stipulated underlying security or group of securities. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested in the stipulated reference asset. A Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated reference asset. A Fund’s NAV will reflect any amounts owed to the Fund by the swap counterparty (when a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when a swap agreement is, on a net basis, “out of the money”).

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Swap Agreement Financing Charges and Transaction Costs. In connection with a swap agreement, the Funds may pay financing charges to the counterparty (based on the notional amount of long exposures), and transaction costs such as swap fees and entry and exit fees. Swap clearing parties generally require the Funds to deposit margin, which is associated with direct or implied financing costs. Swap transactions may also involve additional fees. These fees and other expenses will reduce investment returns and increase investment losses. The Funds may receive interest from the counterparty.

The Funds may re‑set their swap agreements frequently, which will cause the Funds to realize ordinary income or short-term capital gains that, when distributed to their shareholders, will generally be taxable to them at ordinary income rates rather than at lower long-term capital gains rates.

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Swap Agreement Risks. Swap Agreements are associated with the risks of financial instruments generally, including, without limitation, counterparty risk, leverage risk, liquidity risk and short position risk, among others. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. To the extent a swap is not centrally cleared, it is subject to the creditworthiness of the counterparty.

The Funds will segregate or earmark liquid assets to cover their net obligations under swap agreements, but the amount segregated or earmarked will be limited to the current value of a Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those obligations. By setting aside assets only equal to its net obligation under a swap agreement (rather than the full notional value of the underlying security exposure), the Fund will have the ability to employ leverage, but risks losing amounts in excess of segregated or earmarked amounts on its swap positions.
All or a portion of the short positions, as applicable, of the Funds may be obtained through swap agreements. When a Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. If the beneficial owner recalls the shares before they are returned by the counterparty, and replacement shares cannot be found, the counterparty may force a Fund to close out the swap agreement at a time that may not be advantageous, which could adversely affect a Fund.

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Futures Contracts Risks. To the extent consistent with their investment objectives and strategies, the Funds may enter into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off‑setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery of underlying assets, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Funds may be disadvantaged if they are prohibited from executing a trade outside the daily permissible price movement.

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Options Risks. To the extent consistent with their investment objectives and strategies, the Funds may purchase call or put options. In order for a long call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had a Fund bought the underlying security at the time of, and instead of, the call option. For a long put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. When a Fund purchases a put option on a security it holds, it risks reducing any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If a Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If a Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If a Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Equity Risk (Principal Risk for all Funds)
The prices of equity securities in which the Funds hold positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies. Individual companies may report better or worse than expected results or be positively or negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase or decrease in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise or fall over short or extended periods of time.
Investments in American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments are generally subject to risks associated with equity securities and investments in non‑U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.
Dividends relating to equity securities in which the Funds may invest may not be fixed, but may be declared at the discretion of a portfolio company’s board of directors. There is no guarantee that a company in which the Funds invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “Interest Rate Risk.” A Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that a Fund’s investments in these securities will necessarily reduce the volatility of a Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Event-Driven Trading Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund)
To the extent consistent with their investment objectives and strategies, the Funds may engage in event-driven investing. Event-driven investing requires the relevant manager to make predictions about (i)    the likelihood that

an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.
Exchange-Traded Product Risk (Principal Risk for all Funds)
To the extent consistent with their investment objectives and strategies, the Funds may invest in long (or short) positions in ETPs. Through its positions in ETPs, a Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase). In addition, certain of the ETPs may hold common portfolio positions. By investing in an ETP, a Fund becomes a shareholder of that ETP. As a result, a Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the ETP, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.
Unlike mutual fund shares, ETPs trade on market exchanges, and a Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Certain ETFs may entail risks generally associated with actively managed investment products, including investment style risk. ETFs that seek to track an index or other benchmark may involve tracking risk. Tracking risk is the risk that a fund may not precisely replicate the results of an index or benchmark that it is intended to track. Deviations of this type may result from purchases or redemptions of fund shares, transaction costs, fund expenses and other factors.
Foreign Investments Risk (Principal Risk for all Funds)
Investments in the securities of non‑U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and less developed legal and accounting practices. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information.
For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Funds.
In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, former President Trump signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time. Certain securities impacted by the Executive Order have been, or will be, removed from a Fund’s portfolio, as applicable.
Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.
Foreign securities risk may include the following:

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Political risk is the risk associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

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Economic risk is the risk associated with the general economic environment of a country. Economic risks can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

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Repayment risk is the risk that country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Emerging Markets Risk (Principal Risk all Funds, other than the FS Long/Short Equity Fund)
Investment in emerging markets subjects the Funds to a greater risk of loss than investments in a developed market. The Fund considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Funds. For these and other reasons, investments in emerging markets are often considered speculative.
The U.S. regulatory authorities may be limited in their ability to pursue bad actors, including instances of fraud in emerging markets. For example, in certain emerging markets, there are significant legal obstacles to obtaining information needed for investigations or litigation. Similar limitations apply to the pursuit of actions again individuals, including officers, who may have engaged in fraud or wrongdoing. In addition, local authorities often are constrained in their ability to assist U.S. authorities and overseas investors more generally. There are also legal or other obstacles to seeking access to funds in a foreign country.

Fixed Income Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund)
The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.
Hedging Transactions Risk (Principal Risk for all Funds)
To the extent consistent with their investment objectives and strategies, the Funds may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Funds will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Funds engage in will be successful. Moreover, it may not be possible for the Funds to enter into a hedging transaction at a price sufficient to protect their assets. The Funds may not anticipate a particular risk so as to hedge against it.
Highly Leveraged Transactions Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund, FS Alternative Income Opportunities Fund and FS Real Asset Fund)
The loans or other debt instruments in which the Funds invest may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Funds’ investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor‑in‑possession” financings), provided that such senior obligations are determined by the Funds’ portfolio managers to be a suitable investment for the Funds. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy‑out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Infrastructure Companies Risk (Principal Risk for the FS Real Asset Fund)
Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through‑put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disaster. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.
Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.
Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
Inflation-Indexed Securities Risk (Principal Risk for the FS Real Asset Fund)
The values of inflation-indexed fixed income securities generally fluctuate in response to changes or expectations of changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation or lower level of inflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.
If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by a Fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.
Any increase in principal value caused by an increase in the index to which the inflation indexed securities is tied is treated as taxable income to the owner in the year the increase occurs, even though a Fund will not receive the adjusted principal amount until the bond matures. Thus, a Fund could be required to sell other securities to pay taxes on this income, including when it is not advantageous to do so.
TIPS, or Treasury Inflation-Protection Securities, are guaranteed as to principal and interest by the U.S. government. The interest rate at which the Treasury sells TIPS is established by an auction. Throughout the life of the security, that interest rate remains fixed, with interest paid semi-annually.
However, the principal amount of the bond fluctuates periodically in accordance with the Consumer Price Index for All Urban Consumers (“CPI‑U”), and interest is determined based on the adjusted principal. There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Interest Rate Risk (Principal Risk for all Funds, other than the FS Long/Short Equity Fund)
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates (which are at historic lows) rise, the values of loans and other fixed-income instruments tend to fall, and if interest rates fall, the values of loans and other fixed-income instruments tend to rise. Changes in the value of a fixed-income instrument held directly or indirectly by the Funds usually will not affect the amount of income the Funds receive from it but will generally affect the value of the Funds’ shares. In general, the longer the maturity or duration of a fixed-income instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Funds’ performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed-income instruments held by a Fund, resulting in a negative impact on the Fund’s performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund’s NAV. Any interest rate increases could cause the value of a Fund’s direct or indirect investments in fixed-income instruments to decrease. Rising interest rates may prompt redemptions from a Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investment in Other Investment Companies Risk (Principal Risk for all Funds)
As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent consistent with their investment objectives and strategies, the Funds may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund.
Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of a fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, a Fund may lose money on its investment in the prime money market mutual fund, or a Fund may not be able to redeem its investment in the prime money market mutual fund.
Investment Style Risk (Principal Risk for all Funds)
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. At any given time, the Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) may be pursuing one of these styles that is yielding weaker performance than another style(s). The Funds employ various non‑traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Risks also exist that the Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) may fail to fully adhere to stated or agreed-upon investment strategies and goals. The Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) may make certain changes to the strategies that were previously used, may not use such strategies at all, may use additional strategies or may lose a license permitting the use of a proprietary model. Such changes may not be fully disclosed to the Funds’ Board of Trustees (the “Board”). As a result, the Funds’ portfolios could correlate with broader securities markets more closely than anticipated, or may otherwise fail to achieve desired performance.

Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non‑traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Funds exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
Certain Alternative Beta Strategies involve exposure to special risks, which may include, without limitation:
Risks Associated with Strategies Based on Historical Trends. Certain Alternative Beta Strategies seek to benefit from the historical tendency of securities with certain characteristics to outperform others. For example, value premium strategies seek to benefit from the historical tendency of relatively cheap assets (as measured by price to earnings ratios, price to book ratios or other metrics) to outperform relatively expensive assets. However, this historical tendency has not persisted in all market environments, and there is no assurance that it will continue to exist in the future. A similar risk applies to any strategy that seeks to exploit a historical trend, including certain value strategies, curve strategies, trend- or momentum-based strategies, mean-reversion strategies, low beta strategies, and strategies seeking to capture size, value or quality premia.

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Derivatives- and Fixed Income-Related Risks. Many Alternative Beta Strategies may make extensive use of derivatives investments. Certain carry and curve strategies may involve high direct or indirect exposure to interest rate risks and other risks related to fixed income investing. See “Counterparty Risk,” “Credit/Default Risk,” “Derivatives Risk” and “Interest Rate Risk” above.

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Momentum Risk. In general, “momentum” is the tendency of an investment to exhibit persistence in its relative performance. A momentum style of investing may emphasize investing in securities that have had better recent performance compared to other securities. Securities exhibiting marked recent outperformance may be more volatile than securities across the broader market, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. To the extent it has exposure to momentum strategies, a Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

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Low Beta Risk. In general, beta is a measure of price volatility resulting from general market movements. There is a risk that the present and future beta of a security, relative to the relevant market index, will not be the same as it has historically been and thus that a Fund will not have exposure to low beta securities when it wishes to. In addition, low beta portfolios may be less volatile than the broader securities markets and, as a result, may trail the broader market during times of high market returns.

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Size and Value-Related Risks. Alternative beta strategies seeking high exposure to value stocks and similar securities or securities of issuers in a particular size range involve risks associated with issuers with such valuation and size characteristics. Value stocks and similar securities are subject to the risk that they may not achieve full valuation within an acceptable time horizon. Value stocks and similar securities may be also associated with issuers that have recently experienced operational or financial difficulties, which may persist. Also see “Market Capitalization Risk” below.

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Volatility Premium Risk. Strategies seeking to capture “volatility premium” may entail high levels of volatility risk, insofar as securities’ actual volatility may exceed the implied volatility associated with options sold to insure against losses arising from volatility in such securities. See “Volatility Risk” below.

Issuer Risk (Principal Risk for all Funds)
An issuer in which a Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.

Leverage Risk (Principal Risk for all Funds)
Leverage occurs when the Funds directly or indirectly increase their assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The Funds may engage in direct borrowings from banks, and may enter into financial instruments, short sales, reverse repurchase agreements, and other transactions, all of which subject the Funds to leverage risk. The use of leverage may make any change in the Funds’ NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Funds will lose more than they have invested. The Funds’ assets that are used as collateral to secure short sales may decrease in value while the short positions are outstanding, which may force the Funds to use their other assets to increase the collateral. Leverage can also create interest or other transactional expenses that may lower the Funds’ overall returns. The use of leverage may cause the Funds to liquidate portfolio positions at disadvantageous times in order to satisfy their obligations or to meet any asset segregation or position coverage requirements. There is no guarantee that a leveraging strategy will be successful.
Reverse repurchase agreements, which may be viewed as a form of borrowing and thus subject the Funds to leverage risk, are agreements in which the Funds sell a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the additional risk that the market value of the security sold by a Fund may decline below the price at which the Fund must repurchase the security.
Liquidity Risk (Principal Risk for all Funds, other than the FS Long/Short Equity Fund)
An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to Rule 22e‑4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines approved by the Board. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e‑4.
Although the Funds will invest primarily in liquid, publicly traded securities, the Funds may make investments that trade in lower volumes or that otherwise may be illiquid. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Less liquid or illiquid investments may be difficult to value. An inability to sell one or more portfolio positions can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Funds will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Although the Funds retain the ability to meet redemption requests through in‑kind exchanges, subject to certain conditions, the Funds may need to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Such sales may adversely affect a Fund’s NAV.
Market Risk (Principal Risk for all Funds)
Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment, that may cause their prices to fluctuate over time. The Funds’ investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their NAV, the shares may trade at a premium or discount. An investment in the Funds may lose money.
Market Capitalization Risk (Small-, Mid‑ and Large‑Cap Stocks Risk) (Principal Risk for all Funds, other than the FS Real Asset Fund)
To the extent a Fund emphasizes small-, mid‑, or large‑cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid‑cap companies, large‑cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid‑cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more greatly affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large‑cap companies, small- and mid‑cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid‑cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large‑cap stocks.
Model and Technology Risk (Principal Risk for all Funds)
The Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) and the Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, quantitative managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. All these factors may have a negative effect on a Fund. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. The Adviser (and an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) or an Alternative Beta Provider (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy.
Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Funds could suffer losses. Additionally, shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Funds, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Funds will be (i) the most accurate data available or (ii) free from errors.

Mortgage-Backed and Other Asset-Backed Securities Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund)
Mortgage-related and other asset-backed securities are subject to certain risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, as borrowers tend to repay their mortgage obligations more slowly in such environments. As a result, mortgage-backed securities may become more sensitive to changes in interest rates. In a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. Small movements in interest rates may dramatically affect the value of certain mortgage- and asset-backed securities. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
To the extent consistent with their investment objectives and strategies, the Funds may invest in mortgage-backed securities issued by the U.S. government. (See “U.S. Government Securities Risk”.) To the extent that a Fund invests in mortgage-backed securities offered by non‑governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non‑governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Multi-Manager and Allocation Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund)
Fund performance is dependent upon the success of the Adviser, Wilshire and the Underlying Managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s decisions in allocating each Fund’s assets to Underlying Managers and Alternative Beta Providers and its selection and oversight of the Underlying Managers and Alternative Beta Providers. For FS Multi-Strategy Alternatives Fund, the Adviser will rely primarily on the recommendations of Wilshire, which, despite its experience, may make recommendations that, if followed by the Adviser, result in poor performance. In addition, each Fund’s performance will depend on the Underlying Manager’s and the Alternative Beta Provider’s respective skill in executing the relevant strategy. There can be no assurance that the Adviser, Wilshire or the Underlying Managers or Alternative Beta Providers will be successful in this regard.
For FS Multi-Strategy Alternatives Fund, the investment strategies employed by the Underlying Managers may not be complementary, which could adversely affect the performance of the Fund. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase a security for the Fund at the same time that another Underlying Manager sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. The risk of loss may be significant if an Underlying Manager employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
In addition, some Underlying Managers may have little experience managing assets for mutual funds, which, unlike hedge funds (with which the Underlying Managers are experienced), are subject to daily inflows and outflows of securities and cash and are subject to certain legal and tax‑related restrictions on their investments and operations. Subject to the overall supervision of each Fund’s investment program by the Adviser, each Underlying Manager is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Natural Resources Risk (Principal Risk for the FS Real Asset Fund)
A Fund’s investments in natural resources issuers is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.
Non‑Diversification Risk (Principal Risk for all Funds)
The Funds are classified as a “non‑diversified” investment companies, which means that the percentage of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Funds’ investment portfolios may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Non‑Hedging Foreign Currency Trading Risk (Principal Risk for the FS Managed Futures Fund and FS Alternative Income Opportunities Fund)
To the extent consistent with their investment objectives and strategies, the Funds may engage in forward foreign currency transactions for speculative purposes. The Funds may purchase or sell foreign currencies through the use of forward contracts based on the Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Funds seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Funds. Some of these transactions may also be subject to interest rate risk.
Non‑Investment Grade Fixed Income Securities Risk (Principal Risk for all Funds, other than the FS Long/Short Equity Fund)
Non‑investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
Operational and Cybersecurity Risk (Principal Risk for all Funds)
The Funds, their service providers, including the Adviser (and Wilshire and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund), and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Funds, their service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, impacting the ability to conduct the Funds’ operations. Cyber-attacks, disruptions or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. For example, the Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ NAVs and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject the Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Funds and their shareholders could be negatively impacted as a result of such costs. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser. Issuers of securities in which the Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. A Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Portfolio Turnover Risk (Principal Risk for all Funds)
The Funds may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser (or an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Opportunities Fund) believes that the sale is in the best interest of the Fund (for example, if the Adviser (or an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Opportunities Fund) believes an alternative investment has greater growth potential). Short-term trading causes the Funds to have high portfolio turnover rates, which could, in turn, generate higher transaction costs (due to commissions or dealer mark‑ups and other expenses), and reduce the Funds’ investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Funds, may reduce the after‑tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed as ordinary income when distributed to shareholders.
Preferred Stock Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund, FS Alternative Income Opportunities Fund and FS Long/Short Equity Fund)
Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Prepayment Risk (Principal Risk for all Funds, other than the FS Long/Short Equity Fund)
When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Real Estate Risk (Principal Risk for the FS Alternative Income Opportunities Fund and FS Real Asset Fund)
To the extent a Fund’s investments create exposure to the real estate industry, the Fund is subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; limits on rents; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate industry companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out‑performance in comparison to equity securities markets in general.
REIT Risk (Principal Risk for the FS Alternative Income Opportunities Fund and FS Real Asset Fund)
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Funds to effect sales at an advantageous time or without a substantial drop in price.
Regulatory Risk (Principal Risk for all Funds)
Legal, tax, and regulatory developments may adversely affect the Funds. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of the Funds to pursue their investment strategies, their ability to obtain leverage and financing, and the value of investments held by the Funds. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Funds to trade in securities or commodities or the ability of the Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Funds’ performance.
The Funds and the Adviser (and Wilshire and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Funds. Shareholders should understand that the Funds’ business is dynamic and is expected to change over time. Therefore, the Funds may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board, the Adviser (and Wilshire and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund), or the businesses of each. Such regulations may have a significant impact on shareholders or the operations of the Funds, including, without limitation, restricting the types of investments the Funds may make, preventing the Funds from exercising their voting rights with regard to certain financial instruments, requiring the Funds to disclose the identity of their investors or otherwise. The Board may, in its sole discretion, cause the Funds to be subject to such regulations if it believes that an investment or business activity is in the Funds’ interest, even if such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Funds.
Rule 144A and Other Exempted Securities Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund, FS Alternative Income Opportunities Fund and FS Real Asset Fund)
To the extent consistent with their investment objectives and strategies, the Funds may invest in private placements, subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Funds might be unable to dispose of them promptly or at reasonable prices, subjecting the Funds to liquidity risk. The Funds may invest in or obtain exposure to private placements determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, the Funds’ direct or indirect holdings of private placements may become illiquid if eligible buyers are unable or unwilling to purchase them at a particular time. The Funds may also have to directly or indirectly bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the information (such as the Funds or an Alternative Beta Provider) to agree contractually to keep the information confidential, which could also adversely affect the Funds’ ability to dispose of the security.
Short Sales Risk (Principal Risk for all Funds)
To the extent consistent with their investment objectives and strategies, the Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of a Funds’ multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that a Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that a Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude a Fund from entering into short sales or otherwise taking short positions and could be advantageous to the Fund. A Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates).
Sovereign Debt Risk (Principal Risk for the FS Alternative Income Opportunities Fund)
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.
Structured Products and Structured Notes Risk (Principal Risk for all Funds)
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.
Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.
Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, a Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.
Subsidiary Risk (Principal Risk for the FS Multi-Strategy Alternatives Fund, FS Managed Futures Fund, FS Alternative Income Opportunities Fund and FS Real Asset Fund)
The FS Multi-Strategy Alternatives Fund, FS Managed Futures Fund, FS Alternative Income Opportunities Fund and FS Real Asset Fund may make investments through wholly-owned Subsidiaries organized under the laws of the Cayman Islands. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by a Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of a Subsidiary will be achieved.
The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the 1940 Act. However, the Adviser complies with the provisions of the

1940 Act relating to investment advisory contracts with respect to the Subsidiaries, and each Fund wholly owns and controls its Subsidiaries, making it unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. The Funds also comply with Section 8 and 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with their Subsidiaries. The Subsidiaries also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. The Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and the Funds’ role as sole shareholder of the Subsidiaries. The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Funds.
Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiaries to operate as described in this Prospectus and in the Statement of Additional Information and could adversely affect the Funds. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Tax Risk (Principal Risk for all Funds)
There is a risk that the IRS could assert that the income derived from the FS Multi-Strategy Alternatives, FS Managed Futures, FS Alternative Income Opportunities and FS Real Asset Funds’ investment in a Subsidiary or in certain commodity-linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2006, the IRS had published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued during 2006-2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. In addition, during 2006-2011, the IRS had also issued private letter rulings to registered investment companies concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to the fund. In 2011, the IRS indicated that the granting of these types of private letter rulings was suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. The Treasury and the IRS have issued final regulations that provide that where distributions are received from a Subsidiary, amounts included in gross income pursuant to the subpart F income rules (income earned from certain foreign corporate subsidiaries) are treated as dividends and therefore qualifying income. In addition, these regulations provide that subpart F income that is included in a Fund’s gross income by virtue of its investment in a Subsidiary is qualifying income to the extent derived with respect to the Fund’s business of investing stock, securities or currencies. If the Funds were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Funds would be subject to diminished returns.
In order to qualify as a RIC under the Code, the Funds must meet certain requirements regarding the source of their income, the diversification of their assets, and the distribution of their income. The Funds’ ability to pursue their investment strategies may therefore be limited by the Funds’ intention to qualify as regulated investment companies under the Code, and may bear adversely on their ability to so qualify. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.
Income from certain derivatives, including certain commodity-linked instruments, is not or may be determined not to be “qualifying income” for purposes of the source of income requirements for qualification as a regulated investment company under the Code. If a Fund were to earn non‑qualifying income from any source including commodity-linked instruments in excess of 10% of its gross income for any taxable year, it would fail to qualify as a RIC for that year, unless the Fund were eligible to cure and cured such failure by paying a fund-level tax equal to the full amount of such excess. The tax treatment of investing in certain derivatives, including certain commodity-linked instruments, and in a Subsidiary is currently unclear in certain respects and may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the IRS, which legislation, Treasury Regulations, and/or guidance may have retroactive effect.
U.S. Government Securities Risk (Principal Risk for all Funds)
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Department of the Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Department of the Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
Valuation Risk (Principal Risk for all Funds)
Many factors may influence the price at which the Funds could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Funds’ last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Funds may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before a Fund determines its NAV.
Volatility Risk (Principal Risk for all Funds)
The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause a Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
ADDITIONAL INVESTMENT STRATEGIES
The Funds may employ the below strategies in managing their assets, in addition to the principal strategies previously described:
Cash Management
Cash balances may be held in money market instruments, money market funds and/or high-quality, fixed-income instruments but may also be invested in more speculative investments, such as Alternative Beta Strategies.

Securities Lending
The Funds may lend their portfolio securities. In connection with such loans, the Funds receive liquid collateral equal to at least 102 percent of the value of the portfolio securities being lent, and maintains several additional safeguards. This collateral is marked to market on a daily basis.
ADDITIONAL RISKS
Additional risks of investing in the Funds include the following, without limitation:
Confidential Information Access Risk
In many instances, issuers of privately placed securities offer to furnish material, non‑public information (“Confidential Information”) to prospective purchasers or holders of the issuer’s privately placed securities to help potential investors assess the value of the securities. Portfolio managers may avoid the receipt of Confidential Information about the issuers of privately placed securities considered for acquisition by the Funds, or held in the Funds. A decision not to receive Confidential Information from these issuers may disadvantage the Funds as compared to other investors, and may adversely affect the price the Funds pay for the assets they purchase, or the price at which the Funds sell the assets. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect the Funds’ performance.
Conflicts of Interest Risk
The Adviser (and the Underlying Managers with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) will have conflicts of interest which could interfere with its management of the Funds. For example, the Adviser (or its affiliates) (and the Underlying Managers (or their affiliates) with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund)) manage other investment funds and have other clients that are similar to, or overlap with, the investment objectives and strategies of the Funds, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Funds and the Adviser’s other clients (or the Underlying Managers’ other clients with respect to FS Multi-Strategy Alternatives Fund). These conflicts of interest are exacerbated to the extent that the Adviser’s other clients (or the Underlying Managers’ other clients with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund)) pay them higher fees or performance-based fees. In addition, the activities in which the Adviser and its affiliates (or the Underlying Managers and their affiliates with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund)) are involved may limit or preclude the flexibility that the Funds may otherwise have to participate in certain investments. Similar conflicts of interest may exist for Alternative Beta Providers, to the extent they manage accounts or strategies that compete with Alternative Beta Strategies. Further information regarding conflicts of interest is available in the Statement of Additional Information under “Management — Potential Conflicts of Interest.”
Extension Risk
An issuer could exercise its right to pay principal on an obligation held by the Funds (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will typically decrease, and the Funds may also suffer from the inability to reinvest in higher yielding securities.
LIBOR Risk
Many financial instruments may be tied to LIBOR to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Funds’ performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Funds.
Loans and Other Direct Indebtedness Risk
Loans and other direct indebtedness involve the risk that the Funds will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be illiquid, or lose all or substantially all of its value subsequent to investment.
Investments in loans may take the form of either loan participations or assignments of all or a portion of a loan from a third party. With respect to loan participations, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled from the lender selling the participations, but only upon receipt by the lender of the payments from the borrower. The Funds generally would have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds would be exposed to the credit risk of both the borrower and the lender. Conversely, loan assignments result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.
As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds. See “Senior Loan Risk” below.
Investments in loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Investments in loans generally are subject to restrictions on transfer, and a Fund may be unable to sell its investment in a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, investments in loans may at times be illiquid. Investments in loans may be difficult to value and typically have extended settlement periods (generally greater than 7 days), which expose the Funds to the risk that the receipt of principal and interest payments may be delayed until the loan investment settles. Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Funds. In seeking to meet liquidity demands, the Funds could be forced to sell investments at unfavorable prices, or borrow money or effect short settlements when possible (at a cost to the Funds), in an effort to generate sufficient cash to pay redeeming shareholders. The Funds’ actions in this regard may not be successful.

OTC Transaction Risk
To the extent consistent with their investment objectives and strategies, the Funds may engage in OTC transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.
Pandemic Risk
The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID‑19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Funds hold, and may adversely affect the Funds’ investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID‑19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID‑19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID‑19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre‑existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds’ investments, the Funds and your investment in the Funds. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemptions during periods of extreme volatility, such as those associated with COVID‑19, it is more likely the Funds may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. You should review this prospectus and the SAI to understand the Funds’ discretion to implement temporary defensive measures, as well as the circumstances in which the Funds may satisfy redemption requests in‑kind.
The Funds and the Adviser (and Wilshire and the Underlying Managers with respect to the FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Funds, their portfolios and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID‑19, there can be no assurance that the Funds, their advisers and service providers, or the Funds’ portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Funds’ advisers rely and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID‑19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID‑19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID‑19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.
Quantitative Model Risk
The Adviser (and Wilshire and the Underlying Managers with respect to the FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund) may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the effective use of such analyses or models, which in turn could adversely affect the Funds’ performance. There can be no assurance that these methodologies will enable the Funds to achieve their objectives.
Securities Lending Risk
The Funds may lend their portfolio securities. Although the Funds will receive collateral in connection with all loans of their securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Funds). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.
Senior Loan Risk
“Senior Loans” hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities (or “junk bonds”). However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. The ability of the Funds to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain Senior Loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although Senior Loans in which the Funds will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Funds, such as invalidation of Senior Loans. See “Loans and Other Direct Indebtedness Risk” above.

Temporary Defensive Positions
The Funds may from time to time take temporary defensive investment positions that may be inconsistent with the Funds’ principal investment strategies in attempting to respond to what the Adviser believes are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of their assets in money market instruments or shares of money market funds or (ii) holding some or all of their assets in cash or cash equivalents. The Funds may not achieve their investment objectives while they are investing defensively. During these times, the Adviser may make frequent portfolio holding changes, which could result in increased trading expenses and taxes and decreased Fund performance.
Warrants and Rights Risk
To the extent consistent with their investment objectives and strategies, the Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.
MANAGEMENT OF THE FUNDS
The Board is responsible for the general supervision of the Funds. The Board appoints officers who are responsible for the day‑to‑day operations of the Funds.
INVESTMENT ADVISER, PRIMARY SUB‑ADVISER AND ADVISORY ARRANGEMENTS
Investment Adviser
FS Fund Advisor, LLC, a registered investment adviser located at 201 Rouse Boulevard, Philadelphia, PA 19112, is the investment adviser to the Funds. The Adviser is responsible for the day‑to‑day management of the Funds’ investment portfolio and furnishes continuous advice and recommendations concerning the Funds’ investments. The Adviser provides general management services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds’ assets. The Adviser also arranges for transfer agency, custody and all other non‑distribution services necessary for the Funds to operate. FS is an affiliate of FS Investments, a national sponsor of alternative investment funds designed for the individual investor. FS is led by substantially the same personnel that form the investment and operations teams of the registered investment advisers that manage FS Investments’ other affiliated registered investment companies.
The Adviser’s senior management team has significant experience in Alternative Beta Strategy investing, and has developed an expertise in determining the amount of Fund assets to allocate to each Alternative Investment Strategy, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as open‑end management investment companies.

As compensation for its services and its assumption of certain expenses, each Fund pays the Adviser a management fee equal to the percentages of each Fund’s average daily net assets as set forth in the table below. The fees are calculated daily and paid quarterly. The Adviser may voluntarily waive any portion of its advisory fees from time to time.

Fund	Contractual Management Fee Rate
FS Multi-Strategy Alternatives Fund	1.25%
FS Managed Futures Fund	1.15%
FS Alternative Income Opportunities Fund	1.15%
FS Real Asset Fund	1.15%
FS Long/Short Equity Fund	1.10%
With respect to FS Multi-Strategy Alternatives Fund, the Adviser is responsible for allocating assets (i) among Underlying Managers and Alternative Beta Providers, and (ii) in the case of Underlying Managers and Alternative Beta Providers that offer more than one investment strategy, among strategies managed by individual Underlying Managers and Alternative Beta Providers. The Adviser also has authority to manage all or a portion of the Fund’s assets directly on a discretionary basis. As described below, the Adviser receives recommendations from Wilshire in identifying and allocating capital among Underlying Managers and Alternative Beta Providers (and among their strategies). However, the Adviser (and not Wilshire) retains the ultimate responsibility for selecting, retaining, negotiating with and monitoring the Underlying Managers and Alternative Beta Providers. Subject to oversight by the Adviser and the Board, Underlying Managers directly manage allocated portions of Fund assets on a discretionary basis.
With respect to FS Alternative Income Opportunities Fund, the Adviser allocates a portion of the Fund’s assets to (i) MidOcean Credit Partners, which directly manages a portion of assets in implementing the Fund’s credit strategies and (ii) a number of Alternative Beta Providers that offer exposure to the returns of Alternative Beta Strategies. The Adviser may also manage all or a portion of the Fund’s assets directly.
For all of the Funds other than FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund, the Adviser is responsible for allocating assets (i) among Alternative Beta Providers, and (ii) in the case of Alternative Beta Providers that offer more than one investment strategy, among strategies managed by individual Alternative Beta Providers. The Adviser also has authority to manage all or a portion of a Fund’s assets directly on a discretionary basis. As of the date of this Prospectus, for all of the Funds other than FS Multi-Strategy Alternatives Fund, the Adviser has contractually agreed to a management fee waiver, as detailed under “Fee Waivers and Expense Limitations” below.
Primary Sub‑Adviser – FS Multi-Strategy Alternatives Fund
FS Multi-Strategy Alternative Fund’s consultant and primary sub‑adviser, Wilshire, is a diversified global financial services firm that serves approximately 500 clients across more than 20 countries, with assets under advisement of approximately $83 billion as of December 31, 2020. Wilshire is registered as an investment adviser with the SEC and its principal office is at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. Wilshire was founded in 1972 and is comprised of four business units: Wilshire Consulting, Wilshire Funds Management (“WFM”), Wilshire Analytics, and Wilshire Private Markets. WFM, the global investment management business unit of Wilshire, identifies, evaluates and recommends Underlying Managers, Alternative Beta Providers and Alternative Investment Strategies to FS Multi-Strategy Alternatives Fund and provides monitoring and reporting to the Adviser as well as its Underlying Managers. In addition, WFM provides recommendations to the Adviser with respect to allocating and reallocating FS Multi-Strategy Alternative Fund assets among the Underlying Managers and may also provide the Adviser or an Underlying Manager with advice on investment decisions and underlying positions. Wilshire does not have discretionary management authority with respect to FS Multi-Strategy Alternative Fund assets.

Underlying Manager(s) - Multi-Manager Arrangements — FS Multi-Strategy Alternatives Fund
FS Multi-Strategy Alternatives Fund seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of such Fund among a number of Underlying Managers and Alternative Beta Providers that employ a variety of alternative investment strategies. The Underlying Managers each serve as sub‑advisers to FS Multi-Strategy Alternatives Fund. The Alternative Beta Providers provide the Fund with exposure to Alternative Investment Strategies but are not sub‑advisers to the Fund.
The Underlying Managers provide day to day advice or management regarding FS Multi-Strategy Alternatives Fund’s portfolio transactions. The Underlying Managers make the investment decisions for such Fund’s assets allocated to them and place purchase and sale orders for such Fund’s portfolio transactions in United States and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or clearing brokers. Certain Underlying Managers may be able to draw upon the research and expertise of their asset management affiliates for portfolio decisions and management.
The Adviser engages the following entities as Underlying Managers to provide investment management services to the FS Multi-Strategy Alternatives Fund:

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Chilton Investment Company, LLC (“Chilton”), located at 1290 East Main Street, 1st Floor, Stamford, CT 06902, an investment adviser registered with the SEC, serves as a sub‑advisor to a portion of the Fund’s portfolio. Founded in 1992, Chilton had approximately $1.69 billion in assets under management as of December 31, 2020.

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MidOcean Credit Fund Management, L.P. (“MidOcean Credit Partners”), located at 320 Park Avenue, Suite 1600, New York, NY 10022, an investment adviser registered with the SEC, serves as a sub‑advisor to a portion of the Fund’s portfolio. Founded in 2009, MidOcean Credit Partners had approximately $7.9 billion in assets under management as of December 31, 2020.

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Crabel Capital Management, LLC (“Crabel”), located at 10250 Constellation Blvd., Suite 2650, Los Angeles, California 90067, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Adviser registered with the Commodity Futures Trading Commission and National Futures Association,, serves as a sub‑advisor to a portion of the Fund’s portfolio. Founded in 1987, Chilton had approximately $6.3 billion in assets under management as of December 31, 2020.

Underlying Manager(s) - Multi-Manager Arrangements – FS Alternative Income Opportunities Fund
FS Alternative Income Opportunities Fund seeks to achieve its investment objective by seeking a bond-like risk profile with enhanced income by investing globally across five major asset classes (commodities, currencies, fixed income, equities and credit). FS Alternative Income Opportunities Fund seeks to achieve its investment objective through a multi-manager approach under which the Adviser may allocate a portfion of the assets of FS Alternative Income Opportunities Fund among (i) MidOcean Credit Partners, which directly manages a portion of assets in implementing the Fund’s credit strategies and (ii) a number of Alternative Beta Providers that offer exposure to the returns of Alternative Beta Strategies. For FS Alternative Income Opportunities Fund, MidOcean Credit Partners implements a long only credit strategy which seeks to capture capital appreciation and current income from three primary pockets of inefficiencies in the credit market: callable bonds, short-dated credit and crossover credit (credit that has received an investment grade rating from one credit rating agency and a below investment grade rating from another agency).
MidOcean Credit Partners was founded in 2009 and is located at 320 Park Avenue, Suite 1600, New York, NY 10022. MidOcean Credit Partners is a registered investment adviser with the SEC and had approximately $7.9 billion in assets under management as of December 31, 2020.
Advisory Agreements
The Adviser serves as adviser to the Funds pursuant to an Investment Advisory Agreement with each Fund (each, an “Advisory Agreement, and collectively the “Advisory Agreements”). The basis for the Trustees’ approval of the Advisory Agreements as well as the renewal of the sub‑advisory agreement with Wilshire, the sub‑advisory agreements with each Underlying Manager and the sub‑advisory agreement with MidOcean Credit Partners (each a “Sub‑Advisory Agreement” and collectively, the “Sub‑Advisory Agreements”) will be available in the Funds’ semi-annual report to shareholders dated June 30, 2021. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Fund representative at 1‑877‑628‑8575. The reports will also be available, free of charge, at www.fsinvestments.com.
The SEC granted an exemptive order to the Trust and FS, which permits FS to use a “manager of managers” approach in providing investment advisory services to its Funds. Pursuant to the terms of the order, FS, subject to the supervision and approval of the Funds’ Board of Trustees, is permitted to hire, terminate and replace investment sub‑advisers or make material changes to investment sub‑advisory agreements without shareholder approval. When hiring a new sub‑adviser, FS would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub‑adviser. The order also permits FS and the Funds to disclose to shareholders the aggregate sub‑advisory fees paid to sub‑advisers, without disclosing the precise amount paid to each sub‑adviser.
With respect to FS Multi-Strategy Alternatives Fund and FS Alternative Opportunities Fund, the Adviser intends to hire and terminate Underlying Managers or sub‑advisers in accordance with the terms of such exemptive order that the Trust and the Adviser have obtained from the SEC. The Fund will furnish shareholders with information about a new Underlying Manager or sub‑adviser within 90 days of hiring the Underlying Manager or sub‑adviser.
With respect to all of the Funds other than FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund, FS is not currently using a multi-manager approach in managing such Funds. It may employ such an approach when one of several situations arises. For example, if FS determines that it does not have the expertise in an investment style or sector that it thinks a Fund should track, it may select a sub‑adviser that can fulfill this task. Also, if FS or one of the Funds’ sub‑advisers reaches capacity on assets managed within a Fund, FS may select another sub‑adviser if the Fund needs to add “capacity.” Therefore, even where FS does implement the “manager of managers” approach, not all of the Funds will rely on the approach at any given time.
When and if FS determines to use the multi-manager approach, it will provide detailed information about the sub‑adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub‑adviser. The sub‑adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer a Fund’s investment programs. It is expected that the “manager of managers” approach, when used from time to time by FS and the Funds, will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub‑advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and FS; and (iii) relieve shareholders of the very responsibility that they are paying FS to assume, that is, the selection, termination and replacement of sub‑advisers.
Fee Waivers and Expense Limitations
With the exception of FS Multi-Strategy Alternatives Fund and FS Long/Short Equity Fund, the Adviser has contractually agreed to waive its management fee for each Fund until June 30, 2021. With respect to FS Long/Short Equity Fund, the Adviser has contractually agreed to waive a portion of its management fee for the Fund so that the fee received equals 0.60% of the Fund’s average daily net assets until the earlier of (i) December 31, 2021 or (ii) the date on which gross proceeds that have been received by the Fund from investors, in the aggregate, exceed $150 million.
The Adviser has also entered into Expense Limitation Agreements with each Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to no more than 0.25 percent of the average daily net assets for each Fund until at least April 30, 2022. Each Fund may terminate its respective Expense Limitation Agreement at any time. Each Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver after the Adviser bears the expense, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.
PORTFOLIO MANAGERS
FS Fund Advisor, LLC serves as investment adviser to the Funds. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Funds.
FS Multi-Strategy Alternatives Fund
The individuals named below have joint and primary responsibility for the day‑to‑day management of FS Multi-Strategy Alternatives Fund.

Name	Portfolio Manager of FS Multi‑Strategy Alternatives Fund Since	Title and Recent Biography
Michael Kelly	2017	2017 – Present: President & Chief Investment Officer, FS Investments
		2015 – 2017: Executive Vice President & Chief Investment Officer, FS Investments
		2012 – 2014: Chief Executive Officer, ORIX USA Asset Management
Scott Burr	2017	2017 – Present: Investment Management Portfolio Manager, FS Investments
		2015 – 2017: Principal, Investcorp International Inc.
		2011 – 2015: Head of Algorithmic Strategies, Ramius Alternative Solutions LLC
All Funds (Other than the FS Multi-Strategy Alternatives Fund)
The individuals named below have joint and primary responsibility for the day‑to‑day management of all of the Funds (other than FS Multi-Strategy Alternatives Fund).

Name	Portfolio Manager of the Funds Since	Title and Recent Biography
Michael Kelly	2018	2017 – Present: President & Chief Investment Officer, FS Investments
		2015 – 2017: Executive Vice President & Chief Investment Officer, FS Investments
		2012 – 2014: Chief Executive Officer, ORIX USA Asset Management
Scott Burr	2018	2017 – Present: Investment Management Portfolio Manager, FS Investments
		2015 – 2017: Principal, Investcorp International Inc.
		2011 – 2015: Head of Algorithmic Strategies, Ramius Alternative Solutions LLC
Further information regarding the portfolio managers of the Funds, including compensation, other accounts managed and ownership of securities in the Funds, is available in the Statement of Additional Information.

CONFLICTS OF INTEREST
The Adviser manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side‑by‑side management of multiple accounts may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side‑by‑side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.
Additionally, Wilshire, MidOcean Credit Partners and the Underlying Managers will have conflicts of interest which could interfere with their management of the FS Multi-Strategy Alternatives Fund’s or FS Alternative Income Opportunities Fund’s assets. For example, Wilshire, MidOcean Credit Partners and the Underlying Managers (or their affiliates) manage other investment funds and/or accounts and have other clients that are similar to, or overlap with, the investment objective and strategy of the FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the such Funds and the Adviser’s, Wilshire’s, MidOcean Credit Partners’ or Underlying Managers’ other clients. These conflicts of interest are exacerbated to the extent that Wilshire’s, MidOcean Credit Partner’s or Underlying Managers’ other clients pay them higher fees or performance-based fees. The portfolio compositions and performance results will differ across each Fund and other such funds and/or accounts. In addition, the activities in which Wilshire, MidOcean Credit Partners or Underlying Managers and their affiliates are involved may limit or preclude the flexibility that the FS Multi-Strategy Alternatives Fund or FS Alternative Income Opportunities Fund may otherwise have to participate in certain investments.
Further information regarding conflicts of interest is available in the Statement of Additional Information.
ADMINISTRATION AGREEMENTS
Under Administration Agreements between FS and each Fund (each, an “Administration Agreement” and collectively, the “Administration Agreements”), FS oversees the day‑to‑day operations of the Funds, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. Under the Sub‑Advisory Agreement, Wilshire may perform certain administrative services at the request of or on behalf of the FS Multi-Strategy Alternatives Fund or FS. FS also performs, or oversees the performance of, the Funds’ corporate operations and required administrative services, which includes being responsible for the financial records which the Funds are required to maintain and preparing reports to shareholders and reports filed with the SEC, if and as necessary. In addition, FS assists the Funds in calculating their NAVs, overseeing the preparation and filing of their tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Funds’ expenses and the performance of administrative and professional services rendered to the Funds by others.
The Funds reimburse FS for its actual costs incurred in providing these administrative services, including FS’ allocable portion of the compensation and related expenses of certain personnel of FS providing administrative services to the Funds on behalf of FS. The Funds do not reimburse FS for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS.
Reimbursements of administrative expenses to FS are subject to Expense Limitations. See “Management of the Funds — Investment Adviser — Fee Waivers and Expense Limitations.”
In addition, the Funds contract with State Street Bank and Trust Company to provide various accounting and administrative services, including preparing preliminary financial information for review by FS, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Funds and performing certain portfolio compliance testing.

OTHER INFORMATION
DISTRIBUTION OF THE FUNDS
The Funds are distributed by the Distributor, which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1‑800‑289‑9999.
The Distributor has entered into a “wholesaling” agreement with FS Investment Solutions, LLC (“FS Solutions”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the wholesaling agreement, FS Solutions will seek to market and otherwise promote the Funds through various “wholesale” distribution channels, including but not limited to, the independent broker-dealer channel, the registered investment adviser channel and the wirehouse channel. FS Solutions may receive compensation for certain sales, promotional and marketing services provided to the Funds in connection with the distribution of certain classes of the Funds’ shares.
DISTRIBUTIONS
To avoid application of a Fund-level tax, the Funds are required to distribute all or substantially all of their net investment income and any net capital gains realized on their investments at least annually. The Funds’ income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation in the hands of individuals. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Funds have been held. Distributions are made at the class level, so they may vary from class to class within each Fund.
Distribution Schedule
Dividends from net investment income and distributions of capital gains of each Fund are normally declared and paid in December, except for FS Alternative Income Opportunities Fund and FS Real Asset Fund, which will declare and pay dividends of net investment income, if any, quarterly. If necessary, dividends from net investment income and distributions of capital gains of each Fund may be declared and paid at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect the Funds’ NAVs
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily NAV. The share price of each Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would have paid you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless you are a tax‑exempt investor or investing through a tax‑advantaged account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the applicable Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or a Fund representative (1‑877‑628‑8575) if you hold shares directly with the Funds. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless you are a tax‑exempt investor or your shares are held in a qualified tax‑advantaged plan or account.
TAXES
This section provides a summary of certain U.S. federal income tax considerations relevant to an investment in the Funds; it is not intended to be a full discussion of tax laws and the effects of such laws on you, or to address all aspects of taxation that may apply to specific types of shareholders such as foreign persons. Furthermore, this discussion is based on the provisions of the Code that are in effect as of the date of this Prospectus, which provisions are subject to change, including retroactively. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor regarding your investment in the Funds (including the status of your distributions from the Funds). Additional tax information may be found in the Statement of Additional Information.
Taxes on Dividends and Distributions. For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions that a Fund properly reports to you as gains from investments that the Fund owned (or is deemed to have owned) for more than one year generally are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as having market discount generally are taxable to you as ordinary income. Distributions of investment income that a Fund properly reports to you as derived from qualified dividend income are taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to derive from qualified dividend income. Distributions of investment income that are attributable to qualified REIT dividends received by a Fund may be designated by the Fund as Section 199A dividends, which may be taxed to individuals and other non‑corporate shareholders at a reduced effective federal income tax rate. The Funds’ investment strategies could result in the Funds realizing short-term capital gains and ordinary income, and therefore in Fund distributions taxable to shareholders as ordinary income rather than capital gain.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Funds, including any capital gain dividends, and net gains recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Funds.
Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid). Distributions are taxable in the manner described herein whether you receive them in cash or reinvest them in additional shares of the Funds.
Distributions by the Funds to retirement plans and other tax‑advantaged accounts that qualify for tax‑advantaged treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans and/or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and/or account and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan and/or account.
The Funds’ investment in certain debt obligations, derivatives and hedging transactions can cause the Funds to recognize taxable income in excess of the cash generated by such investments. Thus, the Funds could be required at times to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements (see “Tax Status of the Funds” below). Such dispositions could result in realization of capital gains, including short-term capital gains generally taxable to shareholders at ordinary income rates, when distributed to them.
Taxes When You Sell, Redeem or Exchange Your Shares. Any gain resulting from a sale, redemption, or exchange (including an exchange for shares of another fund) of your shares in a Fund generally will be subject to federal income tax at either short-term or long-term capital gain rates, depending on how long you owned your shares.
Tax Status of the Funds. The Funds intend to qualify and be treated each year as a regulated investment companies under the Code, such that the Funds will not be subject to federal income tax on income and gains timely distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Funds must meet requirements with respect to the sources of their income, the diversification of their assets, and the distribution of their income. The Funds could in some cases cure a failure to comply with these requirements, including by paying a fund-level tax and, in the case of a diversification failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure, or if a Fund were otherwise to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a Fund’s earnings and profits, thereby potentially diminishing shareholder returns.
Investments in Foreign Securities. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s return on those securities may be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.
Derivatives. A Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Commodity-Related Investments. A Fund’s investments in commodity-linked instruments can be limited by a Fund’s intention to qualify as a regulated investment company, and can bear on a Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the source of income requirements described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Investments in Other Funds. Special tax consequences may apply to shareholders of a Fund as a result of the Fund’s investments in other funds. Please see the Statement of Additional Information under “Income Dividends, Capital Gains Distributions, and Tax Status” for more information.
Backup Withholding. A Fund will be required in certain cases to withhold on distributions paid to a shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
Reporting. Shareholders will be advised annually as to the federal tax status of distributions made by the Funds for the preceding calendar year.
When you redeem or exchange Fund shares, the Funds or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099‑B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax‑advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Funds in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.
The Funds or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Funds or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.
Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds. For more information, see “Income Dividends, Capital Gains Distributions, and Tax Status” In the Statement of Additional Information.

SHAREHOLDER’S GUIDE
Each Fund offers multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares are subject to an initial sales charge. However, Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee‑based broker-dealers or financial advisers, primarily on their wrap account platform(s) where such broker-dealer or financial adviser imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to a Fund’s distributor for the provision of distribution services and/or shareholder services on behalf of clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. For certain investors, the Funds or the Adviser may waive some or all of the eligibility criteria for investments in Class I Shares at their discretion. Class I Shares may also be available on brokerage platforms of firms that fund have agreements with the Funds’ Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.
If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with the Funds, please contact a Fund representative at (877) 628‑8575.
With certain limited exceptions, the Funds are available only to U.S. citizens or residents, and employees of the Adviser or its affiliates.
PRICING OF FUND SHARES
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. Each Fund’s NAV is calculated as of the scheduled close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). But the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. On holidays and other days when the NYSE is closed, the Funds’ NAVs are not calculated and the Funds do not accept buy or sell orders. Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed and the Funds’ NAVs are therefore not calculated. Accordingly, the value of the Funds’ holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Funds’ shares.
The price you pay for purchases of shares is the public offering price, which is the per share NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell shares is also the per share NAV. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are generally valued at market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Trustees. Such events include, but are not limited to: a trading halt or trading suspension, a security reaching its limit up or limit down, as established by the principal exchange on which the security is traded; the security trading outside of its principal exchange; disparities in available market price or other market-specific conditions that render an available price unreliable; a security has been declared in default or is distressed; corporate actions, such as reorganizations, mergers, spin-offs, liquidations, acquisitions, buyouts and bankruptcies; earnings announcements; announcements relating to products, such as new product offerings, product recalls or other product-related news; announcements by debt rating services relating to a specific security or issuer; regulatory news; events relating to significant litigation involving the issuer; governmental action or political unrest; armed conflicts, natural disasters and similar situations that affect securities in a country or region. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds. The value of the securities of other open‑end funds held by the Funds, if any, will be calculated using the NAV of such open‑end funds, and the prospectuses for such open‑end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS
Class A Shares and Class I Shares are offered by this Prospectus. For more information about these classes of Shares and whether or not you are eligible to purchase these shares, please call 1‑877‑628‑8575. Information regarding sales charges and certain waivers of and exemptions from sales charges is available on the Funds’ website at www.fsinvestments.com.
Each class of a Fund represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For information regarding fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;

•	how long you expect to own the shares;

•	the expenses paid by each class; and

•	for Class A Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)

• reduction of initial sales charge for purchases of $50,000 or more

• initial sales charge waived for purchases of $1,000,000 or more
Contingent deferred sales charge (CDSC)	None
Administrative fees	In addition to administrative fees paid to the Adviser, pays class-specific administrative, networking or omnibus fees to certain intermediaries, and out‑of‑pocket costs to Transfer Agent
Minimum initial investment(1)	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b‑1 fee	0.25% annual distribution/service fee

Class I Shares
Initial sales charge on purchases	None
Contingent deferred sales charge (CDSC)	None
Administrative fees	In addition to administrative fees paid to the Adviser, pays class-specific administrative, networking or omnibus fees to certain intermediaries, and out‑of‑pocket costs to Transfer Agent

Class I Shares
Minimum initial investment(1)	minimum

• institutional investors (investing directly with the Funds)

• eligible accounts through certain intermediary institutions

• investors who are not eligible for a reduced

$2,500
$1,000,000
$1,000,000

Class I Shares
Maximum purchase	None
Minimum aggregate account balance	None
12b‑1 fee	None

(1)	May be waived under certain circumstances.
DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES
Distribution and Shareholder Servicing Plans
Under a separate distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b‑1 under the 1940 Act, for Class A Shares, each Fund pays the Distributor a fee for the sale and distribution and/or shareholder servicing of its Shares based on the average daily net assets of each, at the following annual rate:

Class	12b‑1 Fee for the Funds
Class A Shares	0.25%

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b‑1 fees. The Distributor is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b‑1 fees are paid out of each Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees — Class A Shares and Class I Shares
Each Fund pays the Adviser for certain administrative services as described above under “Management of the Funds — Investment Adviser — Administration Agreements.” Additionally, certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of each Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the

Transfer Agent. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent remits these administrative fees to intermediaries on behalf of each Fund. The Transfer Agent is then reimbursed by each Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from the Transfer Agent on behalf of a Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Board has set limits on fees that each Fund may incur with respect to order processing for omnibus or networked accounts. Such limits are subject to change by the Board in the future. The Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
PAYMENTS TO FINANCIAL INTERMEDIARIES BY FS OR ITS AFFILIATES
From their own assets, the Adviser or its affiliates may pay selected brokerage firms or other financial intermediaries that sell Class A Shares of each Fund for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the Trust’s funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. FS and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with FS’ marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.
In addition, for all share classes, FS, the Distributor, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the funds of the Trust. These fees are in addition to any fees that may be paid by the funds of the Trust for these types of services or other services.
FS or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Funds. FS or its affiliates may make payments to participate in intermediary marketing support programs which may provide FS or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the funds of the Trust to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the funds of the Trust available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of the Funds’ shares over sales of other mutual funds (or non‑mutual fund investments) or to favor sales of one class of the Funds’ shares over sales of another share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the funds of the Trust within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the funds of the Trust in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries may approach FS to request that FS make contributions to certain charitable organizations. In these cases, FS’ contribution may result in the financial intermediary, or its salespersons, recommending the Funds over other mutual funds (or non‑mutual fund investments).
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
PURCHASES
Purchases of Class A Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with a Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary or a Fund representative (1‑877‑628‑8575), or refer to your plan documents for information on how to invest in a Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in‑kind purchase of shares at the discretion of FS. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on a Fund’s behalf. As discussed under “Payments to financial intermediaries by FS or its affiliates,” FS and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for a Fund or that provide services in connection with investments in a Fund. You should consider such arrangements when evaluating any recommendation of a Fund.
The Funds reserve the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering

Program. In an effort to ensure compliance with this law, FS’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares
The minimum investment is $2,500 per Fund account. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain intermediaries may not be subject to this minimum. Investors should refer to their intermediary for additional information.
Class I Shares
The minimum investment is $1,000,000 for institutional investors investing directly with a Fund. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within a Fund. A Fund may also permit a financial intermediary to waive the initial minimum per shareholder for Class I shares for financial intermediaries with clients of a registered investment adviser purchasing Fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients. Eligible accounts offered through certain intermediary institutions must meet the minimum investment requirement of $2,500 per Fund account. Directors, officers, and employees of FS Investments and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ platforms. For more information about this program and eligibility requirements, please contact a Fund representative at 1‑877‑628‑8575. Exceptions to these minimums may apply for certain tax‑deferred, tax‑qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Fund representative, as applicable. For certain investors, the Funds or the Adviser may waive some or all of the eligibility criteria for investments in Class I Shares at their discretion.
Class A Shares and Class I Shares
The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $500, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption. The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or a Fund representative, if you hold Class I Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Fund representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between the Distributor and your financial intermediary. A portion of the sales charge, up to 0.75%, may be paid to FS Solutions or re‑allowed to participating broker-dealers. The sales charge depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Funds). Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. (Hence the “offering price” includes the front‑end sales load.) Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above	None	None	None

(1)	Offering Price includes the initial sales charge.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares initial sales charge under certain circumstances. You can combine Class A Shares you already own with your current purchase of Class A Shares of the same Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation.
Each Fund may waive Class A sales charges on investor purchases including shares purchased by:

•	Officers, directors, trustees and employees of the Adviser and their respective affiliates;

•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser;

•	Immediate family members of all such persons as described above;

•	Financial intermediary supermarkets and fee‑based platforms; and

•
Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Right of Accumulation
You may purchase Class A Shares at a reduced initial sales charge by aggregating (1) the dollar amount of the new purchase (measured by the offering price) and (2) the value of your accumulated holdings of all Class A shares of the applicable Fund then held by you, or held in the accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. Subject to the Transfer Agent’s and your intermediary’s capabilities, the value of your accumulated holdings will be calculated as the higher of (i) the current value of your existing holdings as of the day prior to your investment or (ii) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals, in each case, including holdings held in applicable accounts identified under “Aggregating Accounts.” In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Aggregating Accounts
To take advantage of lower Class A Shares initial sales charges on large purchases or through the exercise of right of accumulation, the following persons may qualify to aggregate accounts:

•	an individual;

•	an individual and his or her spouse within the same household or custodial accounts for your minor children under the age of 21; and

•	any individuals sharing the same social security or tax identification number.
To receive a reduced sales charge under rights of accumulation, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
The above information on the sales charges for Class A shares is available free of charge, through the Funds’ website at https://fsinvestments.com/investments/fs-series-trust/, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.
EXCHANGES
Contact your financial intermediary, a Fund representative (1‑877‑628‑8575) if you hold Shares directly with a Fund, or consult your financial intermediary or plan documents to exchange shares of one class for shares of another class of the same Fund or if you plan to exchange shares of a Fund for shares of the same class of another Fund. The Adviser, in its sole discretion, may waive certain of the below exchange requirements.

•
You may exchange shares of one class for another class of shares within the same Fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. Each Fund’s fees and expenses differ between share classes. Contact your financial intermediary or consult your plan documents for additional information. You must meet the minimum investment amount for the desired share class. Transfers between classes of a single Fund are generally not considered a taxable transaction.

•
You may also exchange shares of a Fund for the same class of shares of another Fund, provided that you meet all eligibility requirements for investment in the particular Fund. An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax‑advantaged account. You should talk to your tax advisor before making an exchange.

•
Exchanges may be made on any day during which the NYSE is open for trading. Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Funds or an authorized financial intermediary or other agent of the Funds. A financial intermediary may charge its customers a transaction or service fee in connection with exchanges, and may have its own procedures for arranging for exchanges of the Funds’ shares. If you purchased your Fund shares through a financial intermediary, consult your financial intermediary for more information.

•
None of the Funds, the Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents, will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law. While precautions will be taken, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of telephone transactions and verifying the account name.

•	Always be sure to read the prospectus of the Fund or class into which you are exchanging shares.

•
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Funds’ post office box, of purchase orders, redemption requests or exchange requests do not constitute receipt by the Funds.

RESTRICTIONS

•
If you bought shares through a financial intermediary, contact your financial intermediary to learn which Funds, Series and share classes your financial intermediary makes available to you for exchanges.

•	Exchanges may be made only between accounts that have identical registrations.

•	Not all Funds may offer all share classes.

•	You will generally be required to meet the minimum investment requirement for the class of shares and/or Fund into which your exchange is made.

•
Your exchange will also be subject to any other requirements of the Fund or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).

•	The exchange privilege is not intended as a vehicle for short-term trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

•	Each Fund reserves the right to reject or cancel any exchange request and to modify or terminate the exchange privilege at any time.
REDEMPTIONS
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Fund representative (1‑877‑628‑8575) if you hold Class I Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of a Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The Funds also retain the right to redeem some or all of the shares in‑kind during stressed market conditions.
The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $500, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain accounts or FS Investment affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these accounts of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Redemptions In‑Kind
Shares normally will be redeemed for cash, although the Funds retain the right to redeem some or all of its shares in‑kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90‑day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in‑kind. In‑kind payment means payment will be made in portfolio securities rather than cash. Each Fund typically will not redeem securities in kind as a pro rata ratio of such Fund’s securities holdings. Such in‑kind redemptions are expected to be made in a non‑pro rata manner. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by a Fund for cash redemptions.
While a Fund may pay redemptions in‑kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of Fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and may increase brokerage costs.
EXCESSIVE TRADING
The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.
In compliance with Rule 22c‑2 under the 1940 Act, the Trust or its applicable service provider has entered into or will enter into, as applicable, agreements with financial intermediaries that trade with the Trust on an omnibus basis pursuant to which such financial intermediaries must, upon request, provide the Funds with certain shareholder identity and trading information so that the Funds can detect, prevent and report market timing or excessive short term trading. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting a shareholder’s trading activity in the Funds.
Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, if a Fund may invest in non‑U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non‑U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non‑U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.
To discourage excessive, short-term trading and other abusive trading practices, the Board has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors, such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.
The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Funds’ shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities.
The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Funds or their shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.
Generally, a purchase and redemption of shares from a Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of a Fund’s excessive trading policies and procedures with respect to future purchase orders. Certain transactions in Fund shares, such as periodic rebalancing through intermediaries or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of a Fund’s methods to detect and deter excessive trading.
Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to a Fund on a net basis, conceal the identity of the individual shareholders from a Fund because the broker, retirement plan administrator, fee‑based program sponsor or other financial intermediary maintains the record of a Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in a Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to a Fund, there can be no assurance of success in this regard.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.
SHAREHOLDER COMMUNICATIONS
Your financial intermediary or plan sponsor (or the Funds or their service provider, if you hold Class I Shares directly with the Funds) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Funds or their service provider, if you hold Class I Shares directly with the Funds) is responsible for providing annual and semiannual reports, including the financial statements of the Funds. These reports show the Funds’ investments and the market value of such investments, as well as other information about the Funds and their operations. Please contact your financial intermediary or plan sponsor (or the Funds, if you hold Class I Shares directly with the Funds) to obtain these reports. Each Fund’s fiscal year ends December 31.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Funds’ performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available free of charge, via the Fund’s website, www.fsinvestments.com.
FS Multi-Strategy Alternatives Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$10.22	$9.68	$10.18	$10.00
Results of operations
Net investment income(2)	0.02	0.15	0.15	0.05
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.43)	0.59	(0.57)	0.13

Net increase (decrease) in net assets resulting from operations	(0.41)	0.74	(0.42)	0.18

Shareholder Distributions:(3)
Distributions from net investment income	(0.04)	(0.20)	—	—
Distributions from net realized gain on investments	—	—	(0.08)	—

Net increase (decrease) in net assets resulting from shareholder distributions	(0.04)	(0.20)	(0.08)	—

Net asset value, end of period	$9.77	$10.22	$9.68	$10.18

Shares outstanding, end of period	720,143	1,073,885	776,764	281,056

Total return(4)	(3.99)%	7.68%	(4.12)%	1.80	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$7,036	$10,973	$7,521	$2,860
Ratio of net investment income to average net assets(6)(7)	0.22%	1.46%	1.55%	0.81%
Ratio of total operating expenses to average net assets(6)	3.42%	3.55%	3.63%	5.34%
Ratio of expense reimbursement and waiver from sponsor to average net assets(6)	(1.01)%	(1.74)%	(2.76)%	(4.57)%

Ratio of net operating expenses to average net assets(6)	2.41%	1.81%	0.87%	0.77%

Portfolio turnover rate(5)	244%	178%	317%	133%

FS Multi-Strategy Alternatives Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)
(continued)

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the ffect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)	Information presented is not annualized.
(6)	Average daily net assets for the applicable period is used for this calculation. Data for periods of less than one year is annualized.
(7)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (0.79)%, (0.28)%, (1.21)% and (3.76)% for the years ended December 31, 2020, 2019 and 2018, and for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, respectively.

FS Multi-Strategy Alternatives Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$10.25	$9.72	$10.19	$10.00
Results of operations
Net investment income(2)	0.04	0.17	0.18	0.06
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.41)	0.59	(0.57)	0.13

Net increase (decrease) in net assets resulting from operations	(0.37)	0.76	(0.39)	0.19

Shareholder Distributions:(3)
Distributions from net investment income	(0.08)	(0.23)	—	—
Distributions from net realized gain on investments	—	—	(0.08)	—

Net increase (decrease) in net assets resulting from shareholder distributions	(0.08)	(0.23)	(0.08)	—

Net asset value, end of period	$9.80	$10.25	$9.72	$10.19

Shares outstanding, end of period	12,418,229	17,997,221	9,241,564	5,043,239

Total return(4)	(3.65)%	7.77%	(3.82)%	1.90	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$121,667	$184,543	$89,799	$51,387
Ratio of net investment income to average net assets(6)(7)	0.46%	1.65%	1.80%	0.88%
Ratio of total operating expenses to average net assets(6)	3.17%	3.28%	3.54%	4.62%
Ratio of expense reimbursement from sponsor to average net assets(6)	(1.01)%	(1.69)%	(2.91)%	(4.10)%

Ratio of net operating expenses to average net assets(6)	2.16%	1.59%	0.63%	0.52%

Portfolio turnover rate(5)	244%	178%	317%	133%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does

FS Multi-Strategy Alternatives Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)
(continued)

not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Information presented is not annualized.
(6)	Average daily net assets for the applicable period is used for this calculation. Data for periods of less than one year is annualized.
(7)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (0.55)%, (0.04)%, (1.10)% and (3.22)% for the years ended December 31, 2020, 2019 and 2018, and for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, respectively.

FS Managed Futures Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.96	$10.00
Results of operations
Net investment income (loss)(2)	(0.00)	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	1.02	(0.19)

Net increase (decrease) in net assets resulting from operations	1.02	(0.01)

Shareholder Distributions:(3)
Distributions from net investment income	(0.65)	(0.03)

Net increase (decrease) in net assets resulting from shareholder distributions	(0.65)	(0.03)

Net asset value, end of year	$10.33	$9.96

Shares outstanding, end of year	2,500	2,500

Total return(4)	10.55%	(0.15)%

Ratio/Supplemental Data:
Net assets, end of year	$26	$25
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%	1.77%
Ratio of total operating expenses to average net assets(5)	13.13%	10.14%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(12.63)%	(9.64)%

Ratio of net operating expenses to average net assets(5)	0.50%	0.50%

Portfolio turnover rate(7)	—%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in

FS Managed Futures Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)
(continued)

future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (12.66)% and (7.87)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

FS Managed Futures Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.96	$10.00
Results of operations
Net investment income(2)	0.02	0.20
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	1.03	(0.18)

Net increase (decrease) in net assets resulting from operations	1.05	0.02

Shareholder Distributions:(3)
Distributions from net investment income	(0.68)	(0.06)

Net increase (decrease) in net assets resulting from shareholder distributions	(0.68)	(0.06)

Net asset value, end of year	$10.33	$9.96

Shares outstanding, end of year	198,693	198,617

Total return(4)	10.83%	0.10%

Ratio/Supplemental Data:
Net assets, end of year	$2,052	$1,977
Ratio of net investment income to average net assets(5)(6)	0.23%	2.02%
Ratio of total operating expenses to average net assets(5)	12.88%	9.89%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(12.63)%	(9.64)%

Ratio of net operating expenses to average net assets(5)	0.25%	0.25%

Portfolio turnover rate(7)	—%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in

FS Managed Futures Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)
(continued)

future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (12.40)% and (7.62)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

FS Alternative Income Opportunities Fund (formerly FS Global Macro Fund)
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.03	$10.00
Results of operations
Net investment income(2)	0.01	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.17)	0.26

Net increase (decrease) in net assets resulting from operations	(0.16)	0.44

Shareholder Distributions:(3)
Distributions from net investment income	(0.10)	(0.41)
Distributions representing return of capital	(0.04)	—

Net increase (decrease) in net assets resulting from shareholder distributions	(0.14)	(0.41)

Net asset value, end of year	$9.73	$10.03

Shares outstanding, end of year	2,500	2,500

Total return(4)	(1.65)%	4.42%

Ratio/Supplemental Data:
Net assets, end of year	$24	$25
Ratio of net investment income to average net assets(5)(6)	0.12%	1.73%
Ratio of total operating expenses to average net assets(5)	14.77%	10.88%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(14.27)%	(10.38)%

Ratio of net operating expenses to average net assets(5)	0.50%	0.50%

Portfolio turnover rate(7)	84%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other

FS Alternative Income Opportunities Fund (formerly FS Global Macro Fund)
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)
(continued)

factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (14.15)% and (8.65)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

FS Alternative Income Opportunities Fund (formerly FS Global Macro Fund)
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.03	$10.00
Results of operations
Net investment income(2)	0.07	0.20
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.20)	0.27

Net increase (decrease) in net assets resulting from operations	(0.13)	0.47

Shareholder Distributions:(3)
Distributions from net investment income	(0.11)	(0.44)
Distributions representing return of capital	(0.05)	—

Net increase (decrease) in net assets resulting from shareholder distributions	(0.16)	(0.44)

Net asset value, end of year	$9.74	$10.03

Shares outstanding, end of year	709,356	201,167

Total return(4)	(1.30)%	4.68%

Ratio/Supplemental Data:
Net assets, end of year	$6,906	$2,019
Ratio of net investment income to average net assets(5)(6)	0.75%	1.98%
Ratio of total operating expenses to average net assets(5)	14.82%	10.63%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(14.57)%	(10.38)%

Ratio of net operating expenses to average net assets(5)	0.25%	0.25%

Portfolio turnover rate(7)	84%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other

FS Alternative Income Opportunities Fund (formerly FS Global Macro Fund)
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)
(continued)

factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (13.82)% and (8.40)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

FS Real Asset Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.26	$10.00
Results of operations
Net investment income (loss)(2)	(0.01)	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.77	0.79

Net increase (decrease) in net assets resulting from operations	0.76	0.97

Shareholder Distributions:(3)
Distributions from net investment income	(0.30)	(0.71)

Net increase (decrease) in net assets resulting from shareholder distributions	(0.30)	(0.71)

Net asset value, end of year	$10.72	$10.26

Shares outstanding, end of year	2,500	2,500

Total return(4)	7.69%	9.87%

Ratio/Supplemental Data:
Net assets, end of year	$27	$26
Ratio of net investment income (loss) to average net assets(5)(6)	(0.06)%	1.72%
Ratio of total operating expenses to average net assets(5)	11.21%	8.95%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(10.71)%	(8.45)%

Ratio of net operating expenses to average net assets(5)	0.50%	0.50%

Portfolio turnover rate(7)	—%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in

FS Real Asset Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)
(continued)

future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (10.77)% and (6.73)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

FS Real Asset Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.26	$10.00
Results of operations
Net investment income(2)	0.02	0.21
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.76	0.79

Net increase (decrease) in net assets resulting from operations	0.78	1.00

Shareholder Distributions:(3)
Distributions from net investment income	(0.32)	(0.74)

Net increase (decrease) in net assets resulting from shareholder distributions	(0.32)	(0.74)

Net asset value, end of year	$10.72	$10.26

Shares outstanding, end of year	202,227	299,740

Total return(4)	8.07%	10.14%

Ratio/Supplemental Data:
Net assets, end of year	$2,167	$3,076
Ratio of net investment income to average net assets(5)(6)	0.22%	1.97%
Ratio of total operating expenses to average net assets(5)	10.95%	8.71%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(10.70)%	(8.46)%

Ratio of net operating expenses to average net assets(5)	0.25%	0.25%

Portfolio turnover rate(7)	—%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in

FS Real Asset Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)
(continued)

future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (10.48)% and (6.49)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

FS Long/Short Equity Fund
Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.85	$10.00
Results of operations
Net investment income (loss)(2)	(0.05)	0.16
Net realized gain (loss) and unrealized appreciation (depreciation) on investments(2)	(0.02)	1.77

Net increase (decrease) in net assets resulting from operations	(0.07)	1.93

Shareholder Distributions:(3)
Distributions from net investment income	(0.15)	(2.08)

Net increase (decrease) in net assets resulting from shareholder distributions	(0.15)	(2.08)

Net asset value, end of year	$9.63	$9.85

Shares outstanding, end of year	157,289	151,605

Total return(4)	(0.67)%	18.84%

Ratio/Supplemental Data:
Net assets, end of year	$1,515	$1,494
Ratio of net investment income (loss) to average net assets(5)(6)	(0.58)%	1.50%
Ratio of total operating expenses to average net assets(5)	4.75%	8.97%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(3.65)%	(8.47)%

Ratio of net operating expenses to average net assets(5)	1.10%	0.50%

Portfolio turnover rate(7)	—%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period. Net realized gain (loss) and unrealized appreciation (depreciation) does not align with the income statement due to the timing of capital activity during the year.

(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other

FS Long/Short Equity Fund
Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)
(continued)

factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (4.23)% and (6.97)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

FS Long/Short Equity Fund
Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.85	$10.00
Results of operations
Net investment income (loss)(2)	(0.06)	0.24
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.01	1.72

Net increase (decrease) in net assets resulting from operations	(0.05)	1.96

Shareholder Distributions:(3)
Distributions from net investment income	(0.17)	(2.11)

Net increase (decrease) in net assets resulting from shareholder distributions	(0.17)	(2.11)

Net asset value, end of year	$9.63	$9.85

Shares outstanding, end of year	2,658,132	198,299

Total return(4)	(0.33)%	18.99%

Ratio/Supplemental Data:
Net assets, end of year	$25,588	$1,954
Ratio of net investment income (loss) to average net assets(5)(6)	(0.62)%	2.14%
Ratio of total operating expenses to average net assets(5)	4.58%	9.18%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(3.73)%	(8.93)%

Ratio of net operating expenses to average net assets(5)	0.85%	0.25%

Portfolio turnover rate(7)	—%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.
(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex‑dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in

FS Long/Short Equity Fund
Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)
(continued)

future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(5)	Average daily net assets is used for this calculation.
(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (4.35)% and (6.79)% for the years ended December 31, 2020 and 2019, respectively.

(7)	Information presented is not annualized.

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
EQUITY AND DEBT SECURITIES
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The fund could be held liable as a co‑lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A fund may purchase commercial paper issued in private placements under Section 4(2) of 1933 Act.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a fund’s duration is usually shorter than its average maturity.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

ETFs are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by S&P Global and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non‑investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a fund must pay if these investments are profitable, the fund may make various elections permitted by the tax laws. These elections could require that the fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
FUTURES, OPTIONS, AND OTHER DERIVATIVES
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non‑registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.
OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a fund’s total assets in an industry or group of industries.
Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in a fund’s NAV even greater and thus result in increased volatility of returns. A fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a fund’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a fund owns, or the fund has the right to obtain the amount of the security sold short at a specified date in the future. A fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the fund loses the opportunity to participate in the gain. For short sales, a fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a fund will realize a short-term capital gain. Although a fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future — i.e., beyond normal settlement. A fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

FS Series Trust
You may visit the Funds’ website at http://www.fsinvestments.com for a free copy of the Prospectus, Statement of Information, or an Annual or Semi-Annual Report.
Shareholder Reports. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
The Funds send only one report to a household if more than one account has the same last name and same address. Contact your service agent or the Funds if you do not want this policy to apply to you.
Statement of Additional Information. The Statement of Additional Information provides more detailed information about the Funds and is incorporated by reference into (and is legally a part of) this Prospectus.
You can make inquiries about the Funds or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your service agent or by calling the Funds at 1‑877‑628‑8575, or by writing to the Funds at 201 Rouse Boulevard, Philadelphia, PA 19112. You can also obtain the Funds’ shareholder reports and Statement of Additional Information by visiting the Funds’ website at http://www.fsinvestments.com. You can also contact the Funds through the FS Investments website at http://www.fsinvestments.com/contact‑us.
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following email address: publicinfo@sec.gov.
If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell its shares.
Investment Company Act File No. 811‑23216
PR‑ST